Exhibit 10.1 _______________________________________________ LOAN AGREEMENT by and between HC2 BROADCASTING HOLDINGS INC., a Delaware corporation (“Borrower”) HC2 BROADCASTING HOLDCO, LLC, a Delaware limited liability company (“Intermediate Holdco”) HC2 BROADCASTING INTERMEDIATE HOLDINGS INC., HC2 STATION GROUP, INC., HC2 NETWORK INC., HC2 BROADCASTING INC., DTV AMERICA CORPORATION, each a Delaware corporation (together with Intermediate Holdco, “Guarantors”) and HC2 MERGER SUB, LLC, a Delaware limited liability company (“Lender”) Dated as of May 29, 2026 _______________________________________________ i Table of Contents Page SECTION 1. Definitions; Rules of Construction ....................................................................1 1.1 Definitions................................................................................................................1 1.2 Accounting Terms and Determinations .................................................................16 1.3 Rules of Interpretation ...........................................................................................16 SECTION 2. The Loan ............................................................................................................17 2.1 The Loan ................................................................................................................17 2.2 Conditions Precedent to Initial Advance ...............................................................18 2.3 Waivers of Conditions Precedent ...........................................................................19 2.4 The Note.................................................................................................................20 2.5 Interest Calculation ................................................................................................20 2.6 Prepayments ...........................................................................................................20 2.7 Loan Payments .......................................................................................................21 2.8 Yield Protection Premium......................................................................................21 2.9 Taxes ......................................................................................................................22 SECTION 3. Representations and Warranties .....................................................................24 3.1 Existence; Compliance with Laws .........................................................................24 3.2 Power; Authorization; Enforceability ....................................................................24 3.3 No Contravention ...................................................................................................25 3.4 Financial Statements ..............................................................................................25 3.5 No Material Adverse Effect ...................................................................................25 3.6 Solvency .................................................................................................................25 3.7 No Event of Default ...............................................................................................25 3.8 Litigation ................................................................................................................25 3.9 Equity Interests/Subsidiaries ..................................................................................26 3.10 Compliance with Laws ..........................................................................................26 3.11 Taxes ......................................................................................................................27 3.12 ERISA Compliance. ...............................................................................................27 3.13 Investment Company Act ......................................................................................27 3.14 [Reserved] ..............................................................................................................27 3.15 Federal Reserve Board Regulations .......................................................................27 3.16 PATRIOT Act; OFAC and Other Regulations ......................................................28 3.17 Labor Disputes and Acts of God ............................................................................29 3.18 Disclosure ..............................................................................................................29 3.19 Security Agreement ...............................................................................................29 SECTION 4. Affirmative Covenants of the Loan Parties ....................................................30 4.1 Financial Statements ..............................................................................................30 4.2 Notice; Requested Information ..............................................................................30 ii 4.3 Conduct of Business; Maintenance of Existence and Licenses .............................31 4.4 Compliance with Laws and Regulations; Maintenance of Licenses .....................31 4.5 Payment of Liabilities and Taxes ...........................................................................31 4.6 Contractual Obligations .........................................................................................31 4.7 Insurance ................................................................................................................32 4.8 Use of Loan Proceeds ............................................................................................32 4.9 Inspection ...............................................................................................................32 4.10 Further Assurances.................................................................................................32 4.11 Deposit Account Control and Related Agreements ...............................................32 SECTION 5. Negative Covenants...........................................................................................33 5.1 Indebtedness ...........................................................................................................33 5.2 Liens .......................................................................................................................33 5.3 Restricted Payments ...............................................................................................33 5.4 Subsidiaries ............................................................................................................33 5.5 Sale of Assets .........................................................................................................33 5.6 Dispositions of Collateral; FCC Licenses ..............................................................34 5.7 Loans; Investments; Etc. ........................................................................................34 5.8 Fundamental Changes ............................................................................................34 5.9 Ordinary Course of Business .................................................................................35 5.10 Affiliate Transactions.............................................................................................35 5.11 Preservation of the Collateral.................................................................................35 5.12 ERISA ....................................................................................................................36 5.13 Anti-Bribery Laws; Other Regulations ..................................................................36 5.14 Name and Location; Entity Form or Jurisdiction ..................................................36 5.15 Modification of Organizational Documents ..........................................................36 5.16 Material Agreements ..............................................................................................36 5.17 Channel Sharing Agreements ................................................................................36 SECTION 6. Passive Holding Company ...............................................................................36 SECTION 7. Events of Default ...............................................................................................36 7.1 Payment of Obligations..........................................................................................37 7.2 Failure to Perform Provisions of Loan Documents ...............................................37 7.3 Representations and Warranties .............................................................................37 7.4 Unenforceability of Loan Documents; Impairment of Security Interests ..............37 7.5 Default under Other Indebtedness .........................................................................38 7.6 Liquidation, Termination, Dissolution, Etc. ..........................................................38 7.7 Bankruptcy .............................................................................................................38 7.8 Judgments ..............................................................................................................38 7.9 Change of Control ..................................................................................................38 7.10 ERISA ....................................................................................................................38 7.11 Event of Default or Acceleration under Innovate Notes ........................................38 7.12 Material Adverse Effect .........................................................................................39 iii SECTION 8. Rights and Remedies ........................................................................................39 8.1 Rights and Remedies..............................................................................................39 8.2 Remedies under Loan Documents .........................................................................39 8.3 Default Rate ...........................................................................................................39 8.4 Liens, Set-Off .........................................................................................................40 8.5 Enforcement Costs .................................................................................................40 8.6 Application of Proceeds .........................................................................................40 8.7 Remedies, Etc.; Cumulative ...................................................................................41 8.8 No Waiver, Etc.......................................................................................................41 8.9 FCC Compliance ....................................................................................................41 8.10 Payment of Yield Protection Premium ..................................................................41 SECTION 9. Miscellaneous ....................................................................................................42 9.1 Course of Dealing; Amendment ............................................................................42 9.2 Waiver of Event of Default ....................................................................................43 9.3 Notices ...................................................................................................................43 9.4 Costs and Expenses ................................................................................................44 9.5 Applicable Law; Consent to Jurisdiction ...............................................................45 9.6 Waiver of Jury Trial ...............................................................................................45 9.7 Assignment and Participations ...............................................................................46 9.8 Limitation on Liability ...........................................................................................46 9.9 Indemnification ......................................................................................................47 9.10 Entire Agreement ...................................................................................................47 9.11 No Advisory or Fiduciary Responsibility; No Partnership, Etc. ...........................47 9.12 Severability ............................................................................................................48 9.13 Survival ..................................................................................................................48 9.14 Binding Effect; Assignment ...................................................................................48 9.15 Time of Essence .....................................................................................................48 9.16 Duplicate Originals and Counterparts ....................................................................48 9.17 No Third-Party Beneficiary ...................................................................................49 9.18 Non-Usurious Interest ............................................................................................49 9.19 Publicity .................................................................................................................49 9.20 Confidentiality .......................................................................................................49 9.21 USA PATRIOT Act ...............................................................................................50 9.22 Termination of Security Interests; Release of Collateral .......................................50 9.23 Headings ................................................................................................................50

LOAN AGREEMENT THIS LOAN AGREEMENT (this “Agreement”), is made as of May 29, 2026 (the “Effective Date”) by and between HC2 BROADCASTING HOLDINGS INC., a Delaware corporation (the “Borrower”), and HC2 BROADCASTING HOLDCO, LLC (“Intermediate Holdco”), a Delaware limited liability company, HC2 BROADCASTING INTERMEDIATE HOLDINGS INC., HC2 STATION GROUP, INC., HC2 NETWORK INC., HC2 BROADCASTING INC. and DTV AMERICA CORPORATION, each a Delaware corporation (including Intermediate Holdco, each, a “Guarantor” and together, the “Guarantors”) and HC2 Merger Sub, LLC, a Delaware limited liability company (the “Lender”). RECITALS Certain of the terms and words used in these Recitals are defined in Section 1.1 of this Agreement. The Borrower has requested that the Lender advance a loan to (a) repay and fully satisfy the Existing Spectrum Notes and related accrued interest and fees, (b) repurchase equity interests in HC2 Broadcasting Holdings Inc. and DTV America Corporation currently owned by certain holders of the Existing Spectrum Notes (such repurchase, the “Equity Repurchase” and such holders, collectively, the “Investing Noteholders”) and (c) fund the loan transaction expenses hereunder, and the Lender has agreed to provide such financing on the terms and conditions hereinafter set forth. Subject to and upon the terms, conditions and provisions of this Agreement, the Lender has agreed to make the Loan to the Borrower for such purposes. AGREEMENTS NOW, THEREFORE, in consideration of the premises, the representations and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows: SECTION 1. Definitions; Rules of Construction. 1.1 Definitions. The following terms, when used in this Agreement, shall have the following meanings unless otherwise indicated: “Affiliate” means, as to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person. The term “control” as used in this definition means (a) the power of a Person to vote ten percent (10%) or more of the equity interests of any other Person or (b) the possession, directly or indirectly, of the power to direct or cause direction of the management or policies of a Person, whether through the ownership of voting securities or equities, by contract, or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative thereto. “Agreement” has the meaning provided in the introductory paragraph hereto. 2 “Anti-Money Laundering Laws” is defined in Section 3.16(c). “Anti-Terrorism Law” means any Applicable Law related to money laundering or financing terrorism including the PATRIOT Act, The Currency and Foreign Transactions Reporting Act (31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959) (also known as the “Bank Secrecy Act”), the Trading With the Enemy Act (50 U.S.C. § 1 et seq.) and Executive Order 13224 (effective September 24, 2001). “Applicable Laws” means, with respect to any Person, all laws, statutes, rules, regulations, ordinances, judgments, settlements, orders, decrees, injunctions, Permits and writs of any Governmental Authority having jurisdiction over such Person. “Approved Costs” means payment of the capitalized interest and Loan Expenses payable hereunder. “Bankruptcy Event” shall mean with respect to any Person, (i) such Person shall commence any case, proceeding or other action (x) under any existing or future Applicable Laws relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (y) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or such Person shall make a general assignment for the benefit of its creditors; (ii) there shall be commenced against such Person, any case, proceeding or other action of a nature referred to in clause (i) above which (x) results in the entry of an order for relief or any such adjudication or appointment, (y) remains undismissed, undischarged or unbonded for a period of ninety (90) days or (z) the petition commencing the involuntary case is not timely controverted; (iii) there shall be commenced against such Person, any proceeding or other action seeking issuance of a warrant of attachment, execution or similar process against any material assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; (iv) such Person shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) such Person shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due. “Bankruptcy Event of Default” is defined in Section 7.7(i). “Board” is defined in Section 3.15. 3 “Borrower” has the meaning set forth in the preamble to this Agreement. “Borrower Note Subordination Agreement” means that certain Subordination Agreement in form and substance acceptable to the Lender to be executed by the Lender, Innovate 2 Corp. and each Loan Party pursuant to which all obligations in respect of any Indebtedness owing to Innovate 2 Corp. by the Borrower under that certain Intercompany Note, dated as of April 19, 2019, shall be subordinated to the prior payment in full in cash of all Obligations under this Agreement. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required to close. “Change of Control” means any of the following events shall occur: (i) (a) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of either the Ultimate Parent to any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) other than a Permitted Holder; provided that neither (x) any sale or other disposition of the equity interests in, or assets of, DBM Global Intermediate Holdco Inc. and/or any of its Subsidiaries or (y) any other sale or disposition of assets of the Ultimate Parent or any of its Subsidiaries (other than of Intermediate Holdco and its Subsidiaries), in each case that has been approved by the board of directors of the Ultimate Parent, shall constitute a “Change of Control” under this clause (i)(a); (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or “group” (within the meaning of Rules 13d-3 and 13d- 5 under the Securities Exchange Act of 1934) other than a Permitted Holder of fifty percent (50%) or more of the total voting power of shares of stock entitled to vote in the election of directors of the Ultimate Parent; (c) during any period of twenty four (24) consecutive months, a majority of the members of the board of directors of the Ultimate Parent shall cease to be composed of individuals (x) who were members of that board on the first day of such period, (y) whose election or nomination to that board was approved by the individuals referred to in the foregoing clause (x) constituting at the time of such election or nomination at least a majority of that board or (z) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in the foregoing clause (x) and clause (y) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (d) the Ultimate Parent shall cease to beneficially own and control, directly or indirectly through one or more Loan Parties (x) prior to the Equity Repurchase, 98% of the outstanding Equity Interests of the Borrower or all of any class of voting securities of the Borrower or (y) following the Equity Repurchase, all of the outstanding Equity Interests of the Borrower or of any class of voting securities of the Borrower; (ii) Innovate 2 Corp. shall either cease to (a) be the direct beneficial owner of all of the outstanding Equity Interests of Intermediate Holdco or of any class of voting securities of Intermediate Holdco, in each case free and clear of all Liens other than Permitted Liens, or (b) otherwise possess Control of Intermediate Holdco; (iii) Intermediate Holdco shall either cease to (a) be the direct beneficial owner of (x) prior to the Equity Repurchase, 98% of the outstanding Equity Interests of the 4 Borrower or all of any class of voting securities of the Borrower or (y) following the Equity Repurchase, all of the outstanding Equity Interests of the Borrower or of any class of voting securities of the Borrower, in each case free and clear of all Liens other than Permitted Liens, or (b) otherwise possess Control of the Borrower; (iv) the Borrower shall either cease to (a) be the direct beneficial owner of all of the outstanding Equity Interests of HC2 Broadcasting Intermediate Holdings Inc. or of any class of voting securities of HC2 Broadcasting Intermediate Holdings Inc., in each case free and clear of all Liens other than Permitted Liens, or (b) otherwise possess Control of HC2 Broadcasting Intermediate Holdings Inc.; (v) HC2 Broadcasting Intermediate Holdings Inc. shall cease to (a) be the direct beneficial owner of all of the outstanding Equity Interests or of any class of voting securities of any of (x) HC2 Station Group, Inc., (y) HC2 Broadcasting Inc. and (z) HC2 Network Inc., in each case free and clear of all Liens other than Permitted Liens, or (b) otherwise possess Control of any of (x) HC2 Station Group, Inc., (y) HC2 Broadcasting Inc. and (z) HC2 Network Inc.; or (vi) HC2 Broadcasting Inc. shall either cease to (a) (x) be the direct beneficial owner of 43.22% of the outstanding Equity Interests of DTV America Corporation or of any class of voting securities of DTV America Corporation or (y) control at least 50.1% of the outstanding voting stock of DTV America Corporation as contemplated by the Investor Rights Agreement, the Proxies, the Voting Agreement or otherwise, in each case free and clear of all Liens other than Permitted Liens or (b) otherwise possess Control of DTV America Corporation. “Channel Sharing Agreements” means executed agreements between the licensee of a channel sharer television station and the licensee of a channel sharee television station governing the use of the shared television channel, whereby the stations remain separate entities with distinct FCC licenses and call signs. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means all property, whether now owned or hereafter acquired that is subject or is intended to become subject to the security interests or liens granted in favor of the Lender by the Loan Parties or any other Person under any of the Loan Documents. For the avoidance of doubt, “Collateral” shall include all rights of the Loan Parties or any other Person under any of the Loan Documents against third parties, in each case, in, under or relating to any FCC Licenses and all proceeds from the sale, lease, assignment or transfer of any FCC Licenses to a third party to the fullest extent that the creation of a security interest in any such FCC License would be permitted by Applicable Laws; provided that, such security interest does not include at any time any FCC Licenses to the extent (but only to the extent) that at such time the Lender may not validly possess a security interest therein pursuant to the Communications Act of 1934, as amended, and the regulations promulgated thereunder, as in effect at such time, but such security interest does include, to the maximum extent permitted by Applicable Law, all rights against third parties incident to any FCC Licenses and the right to receive all proceeds derived from or in connection with the sale, assignment or transfer of any FCC Licenses.

5 “Contractual Obligation” of any Person, means any provision of any security issued by such Person or of any written agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound, other than the Obligations. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Control Agreement” means a deposit account or securities account control agreement by and among the applicable Loan Party, the Lender and the depository or securities intermediary, providing to the Lender “control” of such deposit account or securities within the meaning of Articles 8 and 9 of the UCC, as applicable. “Copyright” means all domestic and foreign copyrights, whether registered or not or the subject of a pending application, all applications, registrations and recordings thereof, and all extensions or renewals thereof. “Default” is defined in Section 7. “Default Rate” is defined in Section 8.3. “Deposit Account Control Agreements” is defined in Section 4.11. “Disbursement Memorandum” means that certain Direction and Acknowledgement Letter, dated as of the date hereof, executed by the Borrower and the Lender, providing for the disbursement of the Loan. “Effective Date” has the meaning set forth in the preamble to this Agreement. “Enforcement Costs” is defined in Section 8.5. “Equity Interest” means with respect to a Person, any (a) stock, partnership interest, membership interest or other equity interest in such Person or (b) any option, warrant or other direct or indirect right to acquire, convert into or exchange for an equity interest in such Person. “Equity Repurchase” has the meaning set forth in the recitals to this Agreement. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA). “ERISA Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Loan Party or any Subsidiary of any Loan Party or any ERISA Affiliate, or any such plan to which any Loan Party or any 6 Subsidiary of any Loan Party or any ERISA Affiliate is required to contribute on behalf of any of its employees, in each case, for which any Loan Party or any Subsidiary of any Loan Party could have liability. “Event of Default” is defined in Section 7. “Excluded Account” has the meaning set forth in the Security Agreement. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Lender or required to be withheld or deducted from a payment to a Lender (a) Taxes imposed on or measured by net income or net worth (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.9, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Lender’s failure to comply with Section 2.9(e), (d) any U.S. federal withholding Taxes imposed under FATCA, and (e) any Taxes imposed as a result of the Lender’s gross negligence, fraud or willful misconduct. “Existing Charter” is defined in Section 2.2(o). “Existing Notes” means, collectively, the Innovate Notes and the Existing Spectrum Notes. “Existing Spectrum Notes” means, collectively, (i) that certain Amended and Restated Secured Note, dated as of October 24, 2019 (as amended as set forth below and as may be further amended, restated, supplemented or otherwise modified from time to time), by and among the Existing Spectrum Notes Borrowers, MassMutual Ascend Life Insurance Company and Great American Insurance Company; and (ii) that certain Secured Note, dated as of October 24, 2019 (as amended as set forth below and as may be further amended, restated, supplemented or otherwise modified from time to time), by and among the Existing Spectrum Notes Borrowers and MSD PCOF Partners CVII, LLC; in each case, as amended by the First Omnibus Amendment to Secured Notes and Intercreditor Agreement, the Consent dated August 17, 2020, the Second Omnibus Amendment to Secured Notes, dated August 31, 2020, the Third Omnibus Amendment to Secured Notes and Second Amendment to Intercreditor Agreement dated September 25, 2020, the Fourth Omnibus Amendment to Secured Notes and Third Amendment to Intercreditor Agreement, dated November 25, 2020, the Consent to Note Assignments and DTV Note Extensions Under Secured Notes and Intercreditor Agreement dated August 30, 2021, the Fifth Omnibus Amendment to Secured Notes, Consent and Second Amendment to Asset Sale Under Secured Notes and Intercreditor Agreement, dated as of October 21, 2021, Sixth Omnibus Amendment to Secured Notes, dated as of November 28, 2022, Seventh Omnibus Amendment to Secured Notes, dated as of December 30, 2022, Eighth Omnibus Amendment to Secured Notes, dated as of August 8, 2023, the Ninth Omnibus Amendment to Secured Notes and Limited Consent 7 to MSD Secured Note and Intercreditor Agreement, dated November 9, 2023, Limited Consent to Secured Notes dated as of February 14, 2024, Tenth Omnibus Amendment to Secured Notes and Limited Consent to MSD Secured Note and Intercreditor Agreement, dated as of August 4, 2025, and as in effect on the date hereof. “Existing Spectrum Notes Borrowers” means, collectively, HC2 Station Group, Inc., HC2 Broadcasting Inc., HC2 Network Inc., HC2 Broadcasting Intermediate Holdings Inc., DTV America Corporation and the Borrower. “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, and any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement. “FCC” means the United States Federal Communications Commission, including a bureau or office thereof acting under delegated authority, and any substitute or successor entity thereto. “FCC Licenses” means licenses, permits, and other authorizations granted by the FCC to the Loan Parties or any Affiliate of the Loan Parties. “Finance Lease Obligation” means any lease of personal property, the obligations with respect to which are or should be, in accordance with GAAP, recorded as finance leases in respect of which such Person is liable, but excluding, for the avoidance of doubt, any obligations under operating leases (including any operating lease liabilities recorded on a balance sheet pursuant to ASC 842). “Fiscal Year” means the fiscal year of the Borrower and its Subsidiaries, which period shall be the 12-month period ending on December 31 of each year. “Forward Looking Information” is defined in Section 3.18. “GAAP” means generally accepted accounting principles in the United States of America as in effect on the date of this Agreement consistently applied. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantors” means, collectively, each of Intermediate Holdco, HC2 Broadcasting Intermediate Holdings Inc., HC2 Station Group, Inc., HC2 Network Inc., HC2 Broadcasting Inc. and DTV America Corporation, each a Delaware corporation. 8 “Guaranty” means the Guaranty, dated as of the date hereof, executed by the Guarantors in favor of the Lender, together with all Supplements thereto. “Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions. “Indebtedness” of any Person at any date means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business that are not overdue, (d) all obligations of such Person under leases which are or should be, in accordance with GAAP, recorded as finance leases in respect of which such Person is liable, but excluding, for the avoidance of doubt, any obligations under operating leases (including any operating lease liabilities recorded on a balance sheet pursuant to ASC 842), (e) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or property), (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities in respect of obligations of the kind referred to in subsections (a) through (e) of this definition, (g) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person or is non- recourse to such Person, (h) all Indebtedness of others guaranteed directly or indirectly by such Person or as to which such Person has an obligation substantially the economic equivalent of a guarantee, (i) all net ordinary course settlement or other obligations of such Person under any Hedging Agreement, (j) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any dividend, distribution or other payment in respect of any equity interests in such Person or any other Person or any warrants, rights or options to acquire such equity interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, or (k) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement are limited to repossession or sale of such property). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under this Agreement and (b) to the extent not otherwise described in (a), Other Taxes. “Initial Advance” is defined in Section 2.1. “Innovate Event of Default” is defined in Section 7.12. “Innovate Notes” means, collectively, any (i) senior secured notes due 2027 or (ii) convertible senior secured notes due 2027, in each case issued pursuant to the Innovate Notes Indentures.

9 “Innovate Notes Indentures” means, collectively, (a) that certain Indenture governing the 10.500% senior secured notes due 2027, dated as of August 4, 2025, by and among Ultimate Parent, the guarantors party thereto and U.S. Bank Trust Company, National Association, and (b) the Indenture governing the 9.5% convertible senior notes due 2027, dated as of August 4, 2025, by and between Ultimate Parent and U.S. Bank Trust Company, National Association, in each case as in effect on the date hereof. “Intellectual Property” means all intangible assets, intellectual property, Copyrights, Trademarks, and Patents. “Intercompany Subordination Agreement” means that certain Intercompany Subordination Agreement in form and substance acceptable to the Lender to be executed and delivered by each Loan Party pursuant to which all obligations in respect of any Indebtedness owing to any such Loan Party by any other Loan Party shall be subordinated to the prior payment in full in cash of all Obligations under this Agreement. “Interest Payment Date” means the last day of each March, June, September and December (or, if such day is not a Business Day, the preceding Business Day) from the Effective Date until the Maturity Date. “Interest Rate” means a rate of 8.0% per annum. “Intermediate Holdco” has the meaning set forth in the preamble to this Agreement. “Investing Noteholders” has the meaning set forth in the recitals to this Agreement. “Investments” is defined in Section 5.7. “Investor Rights Agreement” means that certain Investor Rights Agreement (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), dated as of June 27, 2017, by and among DTV America Corporation, HC2 Broadcasting Inc. and the other signatories party thereto. “IRS” means the U.S. Internal Revenue Service. “Lender” has the meaning set forth in the preamble to this Agreement. “Lien” means, with respect to an asset, (i) any mortgage, pledge, hypothecation, assignment (as security), deposit arrangement, encumbrance, lien (statutory or other), charge, warrant, deed of trust, claim, restriction (whether on voting, sale, transfer, disposition or otherwise), assessment, variance, purchase right, right of first refusal, reservation, encroachment, irregularity, deficiency, default, defect, adverse claim, interest, restrictive covenant, easement or other security interest, or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever having substantially the same economic effect as any of the foregoing (including any conditional sale or other title retention agreement and any capital lease or finance lease), (ii) the authorized filing of, or any agreement to give, any financing statement relating to any such asset or property under the Uniform Commercial Code of any jurisdiction or any interest of a vendor or lessor under any conditional sale agreement, capital lease, 10 finance lease or other title retention agreement and (iii) in the case of Equity Interests, any purchase option, call or similar right of a third party with respect to such Equity Interests. “Loan” has the meaning set forth in Section 2.1. “Loan Documents” means this Agreement, the Note, the Security Agreement, the Guaranty, the Deposit Account Control Agreements, the Intercompany Subordination Agreement, the Borrower Note Subordination Agreement, any financing statements or other similar documents filed, recorded or delivered in connection with the foregoing, and any other instrument, document or agreement both now and hereafter executed, delivered or furnished by any Loan Party evidencing, guaranteeing, securing, or in connection with this Agreement or all or any part of the Obligations, together with all Supplements thereto. “Loan Expenses” is defined in Section 2.2(h). “Loan Ledger” is defined in Section 2.4. “Loan Party” means each of the Borrower and the Guarantors. “Loan Proceeds” means all amounts advanced as part of the Loan, whether advanced directly to Borrower or otherwise. “Material Adverse Effect” means a material adverse change in, or a material adverse effect upon, (a) the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Borrower, its Subsidiaries, and the Guarantors, taken as a whole; (b) the legality, binding effect, validity or enforceability against any Loan Party of any Loan Document; (c) the ability of the Borrower, its Subsidiaries, or the Guarantors to perform their obligations under any Loan Document; (d) any right or remedy of a Lender against any Loan Party under any Loan Document; or (e) the value of the FCC Licenses, taken as a whole. “Material Agreement” means (i) any contract or agreement to which any of the Loan Parties or their respective Subsidiaries is a party or a beneficiary from time to time, or to which any assets or properties of the Borrower or any of its Subsidiaries are bound, the absence or termination of which could reasonably be expected to be materially adverse to the interests of the Lender, and (ii) without duplication, any other contract or agreement to which any of the Loan Parties or their respective Subsidiaries is a party or a guarantor (or equivalent) that, during any period of twelve (12) consecutive months is reasonably expected to (1) result in payments or receipts (including royalty, licensing or similar payments) made to such Loan Party or its Subsidiaries in an aggregate amount in excess of $500,000, or (2) require payments or expenditures (including royalty, licensing or similar payments) to be made by such Loan Party or its Subsidiaries in an aggregate amount in excess of $500,000. “Material Assets” means, collectively, (i) Material Intellectual Property, (ii) Material Real Property and (iii) any other assets of the Loan Parties or their respective Subsidiaries (including equipment, inventory, contract rights, accounts receivable, securities, Equity Interests and other personal property) that are, individually or in the aggregate, material to the current business of the Loan Parties or their respective Subsidiaries or that the loss of which could reasonably be expected to (x) result in a Material Adverse Effect or (y) otherwise be adverse to the interests of the Lender. 11 “Material Intellectual Property” means all Intellectual Property, whether currently owned by (or purported to be owned by), or subject to a license, covenant not to sue or similar right or immunity to (or purported to be subject to a license, covenant not to sue or similar right or immunity to) the Loan Parties or any of their respective Subsidiaries, or acquired, developed, obtained by, or otherwise subject to a license, covenant not to sue or similar right or immunity to the Loan Parties or any of their respective Subsidiaries after the date hereof that is, in each case, material to the current business of the Loan Parties or any of their respective Subsidiaries or that the loss of which could reasonably be expected to (i) result in a Material Adverse Effect or (ii) otherwise be adverse to the interests of the Lender. “Material Real Property” means any real property owned in fee by the Borrower or any other Loan Party (or owned by any person required to become a Loan Party) (a) as listed on Schedule 5.5 hereto or (b) not located in an area determined by the U.S. Federal Emergency Management Agency (or any successor agency) to be located in a special flood hazard area. “Maturity Date” means the earlier of (a) May 29, 2027 and (b) the date on which all amounts under this Agreement shall become due and payable. “Maximum Loan Amount” means one hundred and five million dollars ($105,000,000). “Merger” means (i) the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby and (ii) the payment of all fees, costs and expenses to be paid on or prior to the Closing Date (as defined in the Merger Agreement) under the Merger Agreement and owing in connection with the foregoing and any related transactions or documentation. “Merger Agreement” means that certain Agreement and Plan of Merger to be entered into by and among CONX Corp., the Lender, Intermediate Holdco and the Borrower on or about the Effective Date. “Merger Agreement Termination Event” means a termination of the Merger Agreement in accordance with the terms thereof (other than a termination of the Merger Agreement by the Borrower pursuant to Section 9.01(d) thereof), or the occurrence of the Outside Date (as defined in the Merger Agreement) after giving effect to any extension thereof in accordance with the terms of the Merger Agreement. “MOIC” is defined in Section 2.8. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Parties or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means an ERISA Plan which has, or has had at any time during the preceding six years, two or more contributing sponsors (including any Loan Party or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. 12 “Note” is defined in Section 2.4. “Obligations” means all present and future Indebtedness, loans, advances, debts, liabilities (including any indemnification or other obligations that survive the termination of this Agreement and other Loan Documents) and obligations of any kind and nature whatsoever (including guarantee obligations) of the Borrower and the other Loan Parties to the Lender of any kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, both now existing and hereafter arising under, as a result of, on account of, or in connection with, the Loan, this Agreement and any and all Supplements hereto, or any of the other Loan Documents, including, without limitation, future disbursements, principal, interest, indemnities, fees, Loan Expenses, Yield Protection Premium, Enforcement Costs, and other costs and expenses, whether direct, contingent, joint, several, matured or unmatured, whether from time to time reduced and thereafter increased, or entirely extinguished and thereafter re-incurred, together with all extensions, renewals and replacements thereof. “OFAC” is defined in Section 3.16(d)(i)(A). “ordinary course of business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business, consistent with past practice, undertaken by such Person in good faith and not for purposes of evading any covenant, prepayment obligation or restriction in any Loan Document. “Organizational Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to Lender, Taxes imposed as a result of a present or former connection between the Lender and the jurisdiction (or any political subdivision thereof) imposing such Tax (other than connections arising solely from the Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means any and all present or future stamp, court, recording, filing, intangible, documentary or similar Taxes arising from any payment made by Lender hereunder or from the execution, delivery, enforcement or registration of, or performance under, or from the receipt or perfection of a security interest under or otherwise with respect to this Agreement or any other Loan Document, other than any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

13 “Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, and other general intangibles of like nature, whether now existing or hereafter acquired, all applications, registrations and recordings thereof, and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof. “PATRIOT Act” is defined in Section 9.21. “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under Title IV of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Loan Party or any ERISA Affiliate (or with respect to which any Borrower or any ERISA Affiliate has any liability, whether actual or contingent) and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permit” means any action, approval, consent, waiver, exemption, variance, franchise, order, permit, authorization, determination, filing, notice, registration right or license of, with, from, or required or approved by a Governmental Authority. “Permitted Holders” means: (1) (a) Avram Glazer, his immediate family (including any spouse, ex-spouse, children, step-children and their respective lineal descendants), the estate of the foregoing, or any trust or other legal entity the beneficiary, beneficial owner, of controlling party of which is any of the foregoing and (b) Lancer Capital LLC and any investment fund or vehicle managed or controlled by Lancer Capital LLC or Avram Glazer; (2) any Affiliate of any Person specified in clause (1), other than another portfolio company of any investment fund or vehicle (which means a company actively engaged in providing goods and services to unaffiliated customers) or a company controlled by a “portfolio company”; or (3) any Person both the capital stock and the voting stock of which (or in the case of a trust, the beneficial interests in which) are owned 50% or more by Persons specified in clauses (1) or (2) or any group in which the Persons specified in clauses (1) or (2) own more than a majority of the voting stock and capital stock held by such group. “Permitted Indebtedness” means (i) the Indebtedness incurred pursuant to this Agreement; (ii) Indebtedness in respect of Finance Lease Obligations and Purchase Money Obligations, in an aggregate principal amount not to exceed $5,000,000, incurred in the ordinary course of business, financing an acquisition, construction, repair, replacement, lease or improvement of a fixed or capital asset incurred by any Loan Party after the acquisition, construction, repair, replacement, lease or improvement of the applicable asset; (iii) unsecured intercompany Indebtedness between or among the Loan Parties that is evidenced by a promissory note accompanied by an allonge executed in blank and delivered to the Lender upon the incurrence of such indebtedness; (iv) Indebtedness pursuant to an operating agreement entered into with (x) the Lender or (y) an Affiliate of the Lender, to which the Lender has consented and (v) Indebtedness outstanding as of the Effective Date as set forth on Schedule 5.1. 14 “Permitted Liens” means (i) Liens securing Indebtedness incurred pursuant to clause (i) of the definition of “Permitted Indebtedness”; (ii) Liens of lessors, lessees, sublessors, sublessees, licensors or licensees arising under real estate lease or license arrangements entered into in the ordinary course of business of the Loan Parties; (iii) licenses or sublicenses of (or other grants of rights to use) Intellectual Property in the ordinary course of business and consistent with past practice which do not secure any Indebtedness for borrowed money or between or among Loan Parties; (iv) inchoate mechanics and similar Liens for labor, materials or supplies to the extent securing amounts which are not yet due and payable; (v) Liens for taxes, assessments and other governmental charges or levies (1) not yet due or for which installments have been paid based on reasonable estimates pending final assessments or (2) the validity, applicability or amount of which is being contested diligently and in good faith by appropriate proceedings by that Person and in respect of which adequate reserves under GAAP are established and maintained; (vi) Liens on equipment arising from precautionary UCC financing statements regarding operating leases of equipment; and (vii) Liens outstanding as of the Effective Date as set forth on Schedule 5.2. “Person” means any individual, trustee, corporation, general partnership, limited partnership, limited liability company, limited liability limited partnership, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture or Governmental Authority. “Proxies” means, collectively, each irrevocable proxy and power of attorney executed by any Stockholder (as defined in the Investor Rights Agreement) pursuant to the Investor Rights Agreement. “Purchase Money Obligation” means, for any Person, the obligations of such Person in respect of Indebtedness (including Finance Lease Obligations) incurred for the purpose of financing all or any part of the purchase price of any fixed or capital assets or the cost of installation, construction or improvement of any fixed or capital assets; provided, however, that (i) such Indebtedness is incurred within thirty (30) days after such acquisition, installation, construction or improvement of such fixed or capital assets by such Person and (ii) the amount of such Indebtedness does not exceed the lesser of one hundred percent (100%) of the fair market value of such fixed or capital asset or the cost of the acquisition, installation, construction or improvement thereof, as the case may be. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty (30) day notice period is waived by the PBGC. “Sanctions” is defined in Section 3.16(d)(i)(A). “Security Agreement” means the Security Agreement, dated as of the date hereof, executed by the Loan Parties in favor of the Lender, together with all Supplements thereto. “Solvent” with respect to any Person as of any date of determination, means that on such date that (a) the present fair salable value of the property and assets of such Person exceeds the debts and liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the property and assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities, including contingent 15 liabilities, as such debts and other liabilities become absolute and matured, (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts and liabilities, including contingent liabilities, beyond its ability to pay such debts and liabilities as they become absolute and matured, and (d) such Person does not have unreasonably small capital or access to capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Subsidiary” as to any Person, means any corporation, partnership, limited liability company, joint venture, trust or estate of or in which more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class of such corporation may have voting power upon the happening of a contingency), (b) the interest in the capital or profits of such partnership, limited liability company, or joint venture or (c) the beneficial interest in such trust or estate, in each case, is at the time directly or indirectly owned or controlled through one or more intermediaries, or both, by such Person. “Supplement” or “Supplements” means any and all extensions, renewals, modifications, amendments, restatements, consents, supplements and substitutions. “Taxes” means any and all present or future income, stamp or other taxes, levies, imposts, duties, charges, fees or withholdings (including backup withholding), in each case in the nature of a tax, imposed by any Governmental Authority, together with any interest, additions to tax or penalties imposed thereon and with respect thereto. “Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, which are the subject of a pending application, or now or hereafter owned, by the Loan Parties, all applications, registrations and recordings thereof, and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized thereby. “Transaction” means, collectively, (i) the execution, delivery, and performance of the Loan Documents, (ii) the advancement of the Loan hereunder, and (iii) the use of Loan Proceeds as contemplated under Section 4.8. “Ultimate Parent” means Innovate Corp., a Delaware corporation (f/k/a HC2 Holdings, Inc.). “Uniform Commercial Code” or “UCC” means, as applicable, the Uniform Commercial Code of the jurisdiction the law of which governs the document in which such term is used or which governs the creation or perfection of the Liens granted thereunder. “United States” or “U.S.” means the United States of America, its fifty (50) states and the District of Columbia. 16 “Voting Agreement” means that certain Voting Agreement (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), dated as of June 27, 2017, among HC2 Broadcasting Inc., Great American Life Insurance Company, and Great American Insurance Company. “Yield Protection Premium” is defined in Section 2.8. 1.2 Accounting Terms and Determinations. (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to Lender hereunder shall (unless otherwise disclosed to Lender in writing at the time of delivery thereof in the manner described in Section 1.2(b) below) be prepared in accordance with GAAP applied on a basis consistent with that used in the preparation of the latest financial statements furnished to Lender hereunder. All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with that used in the preparation of the annual or quarterly financial statements of the Borrower furnished to Lender pursuant to Section 4.1 unless (i) Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Lender shall so object in writing within thirty (30) days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made. (b) The Borrower shall deliver to Lender at the same time as the delivery of any annual or quarterly financial statements under Section 4.1 a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statements and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of Section 1.2(a) above, and reasonable estimates of the differences between such statements arising as a consequence thereof. (c) To enable the ready and consistent determination of compliance with the covenants set forth herein, Borrower will not change the last day of its year from December 31 of each year, or the last days of the first three (3) quarters in each of its years from March 31, June 30 and September 30 of each year. 1.3 Rules of Interpretation. (a) The singular includes the plural and the plural includes the singular. (b) The word “or” is not exclusive. (c) A reference to any Applicable Law includes any amendment or modification to such Applicable Law, and all regulations, rulings and other Applicable Laws promulgated under such Applicable Law. (d) A reference to a Person includes its successors and permitted assigns.

17 (e) Accounting terms have the meanings assigned to them by GAAP, as applied by the accounting entity to which they refer. (f) The words “include,” “includes” and “including” are not limiting. (g) A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document. (h) References to or definitions of any document, instrument or agreement (i) shall include all exhibits, schedules and other attachments thereto, (ii) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (iii) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time (to the extent permitted under the Loan Documents) and in effect at any given time. (i) The words “hereof,” “herein” and “hereunder” and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document. (j) References to “days” shall mean calendar days, unless the term “Business Days” shall be used. References to a time of day shall mean such time in Baltimore, Maryland, unless otherwise specified. (k) The Loan Documents are the result of negotiations between, and have been reviewed by Borrower, Lender and their respective counsel. Accordingly, the Loan Documents shall be deemed to be the product of all parties thereto, and no ambiguity shall be construed in favor of or against Borrower or Lender. (l) The words “will” and “shall” shall be construed to have the same meaning and effect. (m) The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 2. The Loan. 2.1 The Loan. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth, the Lender agrees to make a loan (the “Loan”) to the Borrower in the principal amount of up to the Maximum Loan Amount, to be advanced in a single advance on the Effective Date (the “Initial Advance”). The Loan Proceeds, after paying Approved Costs and other legal and other closing costs associated with the Loan in accordance with this Agreement, the other Loan Documents and the Disbursement Memorandum, will be disbursed to the Borrower according to the Borrower’s wire instructions provided to the Lender and shall be used by the Borrower solely for purposes described in Section 4.8. 18 2.2 Conditions Precedent to Initial Advance. The Lender shall not be required to advance the Initial Advance of the Loan Proceeds unless the following conditions have been satisfied: (a) Representations and Warranties. All representations and warranties made in this Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date of the Initial Advance. (b) Default or Event of Default. No Event of Default or Default shall have occurred and be continuing or shall result immediately upon closing under any of the Loan Documents or the Existing Notes. (c) Material Adverse Effect. No event or circumstance having a Material Adverse Effect shall have occurred since the date of the financial statements of the Borrower delivered to the Lender in accordance with Section 2.2(d). (d) Financial Statements. The Lender shall have received and approved two years of audited financial statements for the Borrower for years ending December 31, 2023 and December 31, 2024, and unaudited financial statements for the twelve months ending December 31, 2025 and the three months ending March 31, 2026. (e) Liens, Searches. The Lender shall have received lien, litigation and bankruptcy searches which evidence, to the Lender’s reasonable satisfaction, that all Collateral is free and clear of all Liens other than Permitted Liens, and that each of the Loan Parties is not subject to any bankruptcy or insolvency proceeding or any litigation which would reasonably be likely to result in a Material Adverse Effect. (f) Release of Liens. The Lender shall have received releases of any Liens encumbering the Collateral, along with evidence, reasonably satisfactory to the Lender, of filing or recordation of such releases, as applicable, except for any Permitted Liens. (g) Loan Documents. The Lender shall have received fully executed and, if applicable, properly notarized original copies of the Note, if requested, and of each other Loan Document in form and substance acceptable to the Lender in its sole discretion. (h) Payment of Fees and Loan Expenses. The Lender shall have received payment in full for all fees, costs and expenses of the Lender incurred (or to be incurred) in connection with this Agreement and the transactions contemplated hereby and in accordance with the Disbursement Memorandum, including all closing costs and fees, all legal fees and expenses of Sullivan & Cromwell LLP as counsel to the Lender, all fees and expenses of any local counsel and all collateral filing fees and security fees (the “Loan Expenses”); provided that, to the extent any such Loan Expenses are to be paid on the Effective Date, the Borrower shall have received invoices or other reasonably detailed documentation evidencing such Loan Expenses no later than two (2) Business Days prior to the Effective Date. (i) Organizational Documents. The Lender shall have received Organizational Documents for each Loan Party, in form and substance satisfactory to the Lender. 19 (j) Closing Certificate. The Lender shall have received, in form and substance satisfactory to it, a certificate of each Loan Party, dated as of the Initial Advance, certified by an authorized representative of such Loan Party, including (i) the Organizational Documents of such Loan Party, (ii) resolutions of the board of directors (or other relevant governing body, including, as applicable, the sole member of such Loan Party) of such Loan Party approving the transaction and each Loan Document, (iii) an incumbency certification, (iv) a good standing or status certificate for the jurisdiction of its state of organization. (k) UCC Filings. All applicable UCC-1 Financing Statements necessary to perfect the Lender’s security interest in the Collateral shall have been (or will be on the Effective Date) recorded by the Lender in the appropriate recording offices. (l) Legal Opinions. Delivery to Lender of opinion(s), in form and substance reasonably acceptable to the Lender, of Cleary Gottlieb Steen & Hamilton LLP, counsel for Borrower and Guarantors, addressing customary corporate, security and enforceability matters. (m) Intercompany Subordination Agreement. Delivery to Lender of duly executed counterparts of the Intercompany Subordination Agreement dated as of the date hereof. (n) Borrower Note Subordination Agreement. Delivery to Lender of duly executed counterparts (including by Innovate 2 Corp.) of the Borrower Note Subordination Agreement dated as of the date hereof. (o) Cancellation of Series A Preferred Stock in Borrower. Delivery to Lender of evidence, in form and substance satisfactory to Lender, that all outstanding shares of Series A Preferred Stock (as defined in the Existing Charter) of the Borrower, issued pursuant to that certain Amended and Restated Certificate of Incorporation of the Borrower, dated as of August 4, 2025 (the “Existing Charter”), have been duly cancelled, retired and extinguished in accordance with applicable law and the terms of the Existing Charter, and that no shares of Series A Preferred Stock remain issued and outstanding. (p) Contribution of Borrower’s Equity Interests. Innovate 2 Corp. shall have contributed its Equity Interests in the Borrower to Intermediate Holdco such that Intermediate Holdco is the direct beneficial owner of all outstanding Equity Interests of Borrower free and clear of all Liens on the Effective Date, and the Lender shall have received all Organizational Documents which authorize such contribution. For the avoidance of doubt, the contribution of Equity Interests in the Borrower referred to in this Section 2.2(p) shall exclude the outstanding shares of Series A Preferred Stock cancelled pursuant to Section 2.2(o). (q) Consents under the Innovate Notes Indentures and Existing Agreements. Delivery to Lender of all duly executed requisite consents, amendments or supplemental indentures, as the case may be, in form and substance reasonably satisfactory to Lender, under Ultimate Parent’s existing Indebtedness (including each of the Innovate Notes Indentures) and the Loan Parties’ existing agreements to consummate the Transactions. 2.3 Waivers of Conditions Precedent. The failure of the Lender to insist upon strict performance of the requirements for any disbursement shall not be deemed a waiver of the 20 Lender’s right to later insist upon strict compliance with such requirements for any subsequent disbursement. 2.4 The Note. The obligation of the Borrower to pay the Loan with interest shall be evidenced by a promissory note (which promissory note, together with any Supplements thereto is herein called the “Note”), dated the date hereof in the principal amount of the Loan and executed and delivered by the Borrower to the Lender simultaneously with the execution and delivery of this Agreement. The Lender will maintain on its books a loan ledger (the “Loan Ledger”) with respect to payments of the Loan, the accrual and payment of interest on the Loan and all other amounts and charges owing to the Lender in connection with the Loan. Except for manifest error, the Loan Ledger shall be conclusive as to all amounts owing by the Borrower to the Lender in connection with and on account of the Loan; provided that neither the failure to make any such notation nor any error in such notation shall affect the validity of the Borrower’s obligations to repay the full unpaid principal amount of the Loan or the other obligations of the Borrower hereunder. The Borrower further authorizes the Lender to attach to and make a part of the Note continuations of the schedule attached thereto as necessary. 2.5 Interest Calculation. (a) Interest Generally. The outstanding principal amount of the Loan shall accrue interest from and after the date of the Initial Advance until, but excluding, the date of repayment (whether by acceleration or otherwise) at the Interest Rate. All interest and applicable fees payable under the provisions of this Agreement or the Note shall be computed for the actual number of days elapsed on the basis of a year of 365 days. (b) Interest Payment Dates. Accrued interest on the Loans shall be payable in arrears on each Interest Payment Date and upon the payment or prepayment of the Loan (on the principal amount being so paid or prepaid). (c) PIK Interest Accrual. On each Interest Payment Date, the aggregate outstanding principal amount of the Loan shall be automatically increased without the need for any action by any Person and capitalized on such Interest Payment Date by the amount of such interest payable pursuant to this Section 2.5; provided, that upon the occurrence and during the continuation of (x) any Event of Default arising pursuant to Section 7.7 or (y) following the occurrence of a Merger Agreement Termination Event, any other Event of Default, all interest shall be payable in cash. 2.6 Prepayments. (a) Voluntary Prepayments. Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, the Borrower shall not voluntarily prepay, redeem, repurchase, defease or otherwise retire all or any portion of the principal amount of the Loan at any time prior to the Maturity Date. Any attempted voluntary prepayment, redemption, defeasance or retirement of the Loan in violation of this Section 2.6(a) shall be null and void and shall not reduce or discharge any of the Obligations. For the avoidance of doubt, this prohibition shall not apply to any mandatory prepayment required pursuant to Section 2.6(b), including the repayment of the Loan on the Maturity Date.

21 (b) Mandatory Prepayments. (i) No later than the Maturity Date, the Borrower shall repay the Obligations in cash in full. (ii) In the event that the Merger Agreement is terminated, the Borrower shall repay all accrued capitalized and unpaid interest in cash in full within three (3) Business Days of such termination, including any Yield Protection Premium payable in accordance with the terms of Sections 2.8 and 8.10. 2.7 Loan Payments. On the Maturity Date, the Borrower shall pay to the Lender the outstanding principal balance of the Loan, including all accrued and capitalized interest on the Loan, which shall be deemed for all purposes to be principal of the Loan (including with respect to the accrual of interest on any capitalized interest amounts). Whenever any payment to be made by the Borrower under the provisions of this Agreement or the Note is due on a day which is not a Business Day, the due date thereof shall be advanced to the immediately preceding Business Day and, in the case of any payment which bears interest, such advancement of time shall be reflected in computing interest on such payment. All payments of principal, interest, fees or other amounts to be made by the Borrower under the provisions of this Agreement or the Note shall be paid without deduction, set-off or counterclaim to the Lender at such place as the Lender may designate in writing to the Borrower, in lawful money of the United States of America in immediately available funds. Except as otherwise expressly provided herein or in the other Loan Documents, payments made by or on behalf of the Borrower under this Agreement or the other Loan Documents shall first be applied to any expenses and Enforcement Costs, next to any accrued but unpaid interest then due and owing, and then to outstanding principal then due and owing. 2.8 Yield Protection Premium. The Borrower shall pay (or cause to be paid) a premium (the “Yield Protection Premium”) (i) upon all or any portion of the Obligations becoming due and payable prior to the Maturity Date, whether due to a prepayment or repayment prior to the Maturity Date or as a result of an acceleration following (x) any Event of Default arising pursuant to Section 7.7 or (y) following the occurrence of a Merger Agreement Termination Event, any other Event of Default, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lender or profits lost by the Lender as a result of such acceleration, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lender as a result thereof, or (ii) on the Maturity Date, as part of the mutually agreed minimum return on investment, which Yield Protection Premium shall be paid in cash in the amount needed to result in a minimum cash return on the original principal amount of the Loan, including all accrued and capitalized interest on the Loan up to (and including) the date of the prepayment or the date of such acceleration or commencement of a bankruptcy filing, as applicable (the “MOIC”), of 1.50:1.00; provided that, if any prepayments are made on or after the date that the MOIC is equal to 1.50:1.00, no Yield Protection Premium shall apply to the extent payment thereof would result in the MOIC exceeding 1.50:1.00. The parties acknowledge and agree that such minimum return represents a material inducement to the Lender to enter into this Agreement and reflects the arm’s-length allocation of risk and return between the parties with respect to the Loan. Such Yield Protection Premium shall be due whether or not such prepayment occurred before or after an Event of Default has occurred or is continuing, whether or not there has been an acceleration of the maturity of the Loan, before or after the commencement of a bankruptcy 22 proceeding, if the Loan becomes due and payable as a result of the acceleration of the maturity thereof in connection with an Event of Default, upon the Maturity Date or in connection with a voluntary or involuntary proceeding under any bankruptcy, insolvency, examinership, receivership or similar law, in an amount equal to the Yield Protection Premium with respect to the outstanding principal balance of the Loan, which shall become immediately due and payable. Notwithstanding anything herein or in any other Loan Document to the contrary, no Yield Protection Premium shall be due or payable, and the MOIC shall not be required to be satisfied, (a) in connection with the consummation of the Merger to the extent that the Obligations are satisfied, discharged, cancelled, converted or otherwise extinguished through the contribution, exchange or rollover of the Loan (including any capitalized interest thereon) as consideration in the Merger or (b) as a result of the termination of the Merger Agreement by the Borrower pursuant to Section 9.01(d) thereof. 2.9 Taxes. (a) Any and all payments by the Borrower under or in respect of this Agreement shall be made, in accordance with this Section 2.9, free and clear of and without deduction or withholding for any Taxes, except as required by Applicable Laws. If the Borrower is required by Applicable Laws (as determined in the good faith discretion of the Borrower) to deduct or withhold any Taxes from such payments by the Borrower, then: (i) if such Tax is an Indemnified Tax, the amount payable by the Borrower shall be increased as necessary so that after all such required deductions or withholdings have been made for such Indemnified Taxes (including deductions or withholdings applicable to additional amounts payable under this Section 2.9), the Lender receives an amount equal to the amount it would have received had no such deduction or withholding for such Indemnified Taxes been made, and (ii) the Borrower shall be entitled to make such deductions or withholdings and shall timely pay, to the extent required by Applicable Laws, the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Laws. (b) In addition, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Laws, or at the option of the Lender timely reimburse the Lender for the Lender’s payment of any Other Taxes. (c) The Borrower shall indemnify the Lender, within thirty (30) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed on or attributable to amounts payable under this Section) paid or payable by the Lender or required to be withheld or deducted from a payment to the Lender, together with any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, including any supporting documentation reasonably necessary to explain the basis of such payment or liability, delivered to the Borrower by Lender shall be conclusive absent manifest error. (d) Promptly after any payment of Indemnified Taxes by the Borrower to a Governmental Authority pursuant to this Section (but in any event within thirty (30) days after the date of such payment), the Borrower shall deliver to the Lender the original or certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the relevant 23 return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender. (e) The Lender, to the extent it is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement, shall deliver to the Borrower at the time or times prescribed by Applicable Laws or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by Applicable Laws as will permit such payments to be made without withholding Tax or at a reduced rate of withholding Tax; provided, that the Lender is legally entitled to complete, execute and deliver such documentation. In addition, the Lender, if reasonably requested by the Borrower, shall deliver such other documentation prescribed by Applicable Laws or reasonably requested by the Borrower as will enable the Borrower to determine whether or not the Lender is subject to backup withholding or information reporting requirements and to enable the Borrower to comply with such requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation shall not be required if in Lender’s reasonable judgment such completion, execution or submission would subject the Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of the Lender. Without limiting the generality of the foregoing, the Lender shall deliver to Borrower on or prior to the date on which such Lender becomes the Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed copies of the U.S. Internal Revenue Service Form W-9 certifying that the Lender is exempt from U.S. federal backup withholding Tax. For the avoidance of doubt, if the Lender is a disregarded entity for U.S. federal Tax purposes, its direct or indirect owners, as applicable, shall provide such a properly completed U.S. Internal Revenue Service Form W-9 establishing that payments made by the Borrower to the Lender under any Loan Documents are exempt from U.S. federal backup withholding Tax. (f) If a payment made by the Borrower to the Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), the Lender shall deliver to the Borrower at the time or times prescribed by Applicable Laws and at such time or times reasonably requested by the Borrower such documentation prescribed by Applicable Laws (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with its obligations under FATCA and to determine that the Lender has complied with the Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.9(f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (g) If the Borrower is required to pay additional amounts or to pay Indemnified Taxes pursuant to Sections 2.9(a) through 2.9(c), then the Lender shall use its reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its applicable lending office so as to eliminate or minimize any such additional payment by the Borrower that may thereafter accrue, if such change is deemed by the Lender in its reasonable discretion, to be not otherwise disadvantageous to the Lender. The Borrower hereby agrees to pay all reasonable 24 and documented out-of-pocket costs and expenses incurred by the Lender in connection with any such change. (h) If the Lender receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes as to which it has been indemnified by the Borrower, it shall within thirty (30) days from the date of such receipt pay over the amount of such refund to the Borrower (but only to the extent of indemnity payments made under this Section 2.9 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of the Lender and without interest (other than interest paid by the relevant taxation authority with respect to such refund); provided that the Borrower, upon the request of the Lender, agrees to repay the amount paid over to the Borrower (plus penalties, interest or other reasonable charges imposed by the relevant taxation authority) to the Lender in the event the Lender is required to repay such refund to such taxation authority and provides reasonable written evidence thereof to the Borrower. Notwithstanding anything to the contrary in this Section 2.9(h), in no event will the Lender be required to pay any amount to the Borrower pursuant to this Section 2.9(h) the payment of which would place the Lender in a less favorable net after- Tax position than the Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.9(h) shall not be construed to require the Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person. (i) Each party’s obligations under this Section shall survive the replacement of or any assignment of rights by the Lender and the repayment, discharge or satisfaction of all obligations under any Loan Document. SECTION 3. Representations and Warranties. Each of the Loan Parties represents and warrants to the Lender that the following statements are true, correct and complete as of the Effective Date: 3.1 Existence; Compliance with Laws. Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified as a foreign corporation, limited liability company or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to obtain such qualification would not reasonably be expected to result in a Material Adverse Effect, and (c) is in compliance with all Applicable Laws, excepting non-compliance that would not reasonably be expected to result in a Material Adverse Effect. 3.2 Power; Authorization; Enforceability. (a) Each Loan Party has the power and authority, and the legal right, to own or lease and operate its property, to carry on its business as now conducted and as proposed to be conducted, and to execute, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain the Loan hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowing of the Loan on

25 the terms and conditions contained herein. No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required to be obtained by any Loan Party in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) corporate and other organizational approvals, which approvals have been obtained and are in full force and effect and true and correct copies of which have been provided to the Lender; and (ii) consents, authorizations, filings or notices that are in full force and effect and true and correct copies of which have been provided to the Lender. Each Loan Document has been duly executed and delivered by each Loan Party which is a party thereto. (b) Each Loan Document to which a Loan Party is a party when delivered hereunder will constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 3.3 No Contravention. The execution, delivery and performance of this Agreement and the other Loan Documents by the Loan Parties, the borrowing of the Loan hereunder and the use of the Loan Proceeds thereof will not violate any Applicable Law or any Organizational Document or Contractual Obligation of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or assets pursuant to any Applicable Law or any such Organizational Document or Contractual Obligation (other than the Liens created by the Loan Documents). No Applicable Law, Organizational Document or Contractual Obligation applicable to any Loan Party would reasonably be expected to have a Material Adverse Effect. 3.4 Financial Statements. No report, financial statement, certificate or other information furnished by or on behalf of the Borrower or any other Loan Party to the Lender in connection with the transactions contemplated hereby and under the other Loan Documents (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. 3.5 No Material Adverse Effect. Since the date of the most recent financial statements delivered by the Loan Parties to the Lender, no development or event has occurred that has had or would reasonably be expected to have a Material Adverse Effect. 3.6 Solvency. The Borrower and the Loan Parties are, and after giving effect to the incurrence of all Indebtedness and Obligations incurred in connection herewith will be, on a consolidated basis, Solvent. 3.7 No Event of Default. No default or event of default has occurred and is continuing under or with respect to any Contractual Obligation of the Borrower or any other Loan Party that would reasonably be expected to have a Material Adverse Effect. 3.8 Litigation. There are no (a) actions, suits, proceedings, claims or disputes pending or, to the Borrower’s knowledge, threatened in writing, at law, in equity, in arbitration or before 26 any Governmental Authority, by or against any Loan Party or against any of its properties or revenues that purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby, or either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or (b) outstanding decrees, decisions, judgments, or orders that have been issued by any court, Governmental Authority, agency or arbitration authority against, or otherwise in respect of, any FCC Licenses, except for any decrees, decisions, judgments, or orders of the FCC that are generally applicable to licensees of FCC-issued licenses, permits, approvals or authorizations substantially similar to the FCC Licenses. 3.9 Equity Interests/Subsidiaries. (a) Set forth on Schedule 3.9(a) is a complete and correct list of all Persons holding the Equity Interests of each Loan Party, setting forth the name of such holder, the series or class of Equity Interest of such Loan Party held by such holder, and the fully-diluted percentage ownership of such Loan Party held beneficially by such holder. (b) Set forth on Schedule 3.9(b) (as updated from time to time) is a complete and correct list of all direct and indirect Subsidiaries of each Loan Party. Each such Subsidiary is duly organized and validly existing under the jurisdiction of its organization shown in Schedule 3.9(b), and the percentage ownership by such Loan Party of each such Subsidiary thereof is as shown in Schedule 3.9(b). (c) Set forth on Schedule 3.9(c) is a complete and correct list of all other Equity Interests owned or held by each Loan Party or any of its direct or indirect Subsidiaries in any Person that does not qualify as a direct or indirect Subsidiary of such Loan Party. Schedule 3.9(c) also sets forth, in reasonable detail, the type of Equity Interest held by such Loan Party in such other Person and the fully-diluted percentage ownership held beneficially by such Loan Party or one or more of its Subsidiaries, as the case may be, in such other Person. (d) As of the Effective Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Equity Interests of each Loan Party or any of its Subsidiaries, and there are no other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Equity Interests of any such Loan Parties, other than as set forth on Schedule 3.9(d). (e) There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments relating to or Liens encumbering any Equity Interest in any of the Loan Parties, including Intermediate Holdco’s interest in the Borrower, except as created by the Loan Documents and other than Permitted Liens. 3.10 Compliance with Laws. The Borrower and each Loan Party is in compliance in all material respects with all Applicable Laws and has not received any notice and, to Borrower’s knowledge, is not the subject of any investigation to the effect that the Borrower or any such Loan 27 Party is not in material compliance with any such Applicable Law, including applicable zoning, environmental, energy, tax, health and safety laws and regulations. 3.11 Taxes. Each Loan Party has timely filed (including by the filing of any permitted extensions) all federal, state and local income, excise, property and other Tax returns that it is required to file and has paid all Taxes that it is required to pay, in each case to the extent due, except (a) Taxes that it is contesting in good faith and by appropriate proceedings for which appropriate adequate, segregated cash reserves have been established or (b) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. 3.12 ERISA Compliance. (a) Except as could not reasonably be expected to have a Material Adverse Effect, each ERISA Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state laws. Each ERISA Plan that is intended to be a qualified plan under Section 401(a) of the Code has either (i) received a favorable determination letter from the IRS to the effect that the form of such ERISA Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS or (ii) is maintained under a prototype or volume submitter plan and may rely upon a favorable opinion or advisory letter issued by the IRS with respect to such prototype or volume submitter plan. To the knowledge of the Borrower, nothing has occurred that would prevent or cause the loss of such tax qualified status. No ERISA Plan is maintained outside the United States. (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any ERISA Plan that could reasonably be expected to result in a Material Adverse Effect. There has been no non-exempt “prohibited transaction” under Section 406 of ERISA and/or Section 4975 of the Code or a violation of the applicable fiduciary responsibility rules with respect to any ERISA Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. 3.13 Investment Company Act. No Loan Party is an investment company or a company controlled by an investment company, within the meaning of the Investment Company Act of 1940, as amended. 3.14 [Reserved]. 3.15 Federal Reserve Board Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States (the “Board”), and no part of the Loan Proceeds will be used for any purpose which entails a violation of Regulations U, T or X of the Board. 28 3.16 PATRIOT Act; OFAC and Other Regulations. (a) No Loan Party, nor any of its Subsidiaries or Affiliates, nor any director, officer, or employee of the foregoing, nor, to the Borrower’s knowledge, any broker, agent or representative of such Loan Party, Subsidiary, or Affiliate, has violated any Anti-Terrorism Laws. (b) No Loan Party, nor any of its Subsidiaries or Affiliates, nor any director, officer, or employee of the foregoing, nor, to the Borrower’s knowledge, any broker, agent or representative of such Loan Party, Subsidiary, or Affiliate, has, in violation of the law, taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and each Loan Party and its Subsidiaries and Affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein. (c) The operations of each Loan Party and its Subsidiaries and Affiliates are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the PATRIOT Act, and the applicable anti-money laundering statutes of jurisdictions where such party conducts its business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and, to the knowledge of each Loan Party, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Loan Party or any of its Subsidiaries with respect to the Anti- Money Laundering Laws is pending or threatened. (d) (i) No Loan Party, nor any of its Subsidiaries or Affiliates, nor any director, officer, or employee of the foregoing, nor, to the Borrower’s knowledge, any broker, agent or representative of such Loan Party, Subsidiary, or Affiliate, is a Person that is, or is owned or controlled by a Person that is: (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or any other relevant sanctions authority (collectively, “Sanctions”), nor (B) located, organized or resident in a country or territory that is the subject of country-wide or region-wide Sanctions (including, as of the date of this agreement, Cuba, Iran, North Korea, and the Russian-occupied Crimea, Donetsk, Kherson, Luhansk, and Zaporizhzhia regions of Ukraine).

29 (ii) The Borrower will not, directly or indirectly, use the Loan Proceeds, or lend, contribute or otherwise make available the Loan Proceeds to any Subsidiary or Affiliate, joint venture partner or other Person: (A) to fund or facilitate any activities or business of or with any Person described in d(i) prior in violation of Sanctions, or in any country or territory that, at the time of such funding or facilitation, is the subject of country-wide or territory-wide Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). (iii) The Loan Parties and their Subsidiaries and Affiliates have never knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person described in d(i) prior in violation of Sanctions, or in any country or territory, that at the time of the dealing or transaction is or was the subject of country-wide or territory-wide Sanctions. 3.17 Labor Disputes and Acts of God. Neither the business nor the properties of any Loan Party is affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, volcano, earthquake, embargo, act of God, or of the public enemy, or other casualty or force majeure event (whether or not covered by insurance), which would reasonably be expected to have a Material Adverse Effect. 3.18 Disclosure. All information, data, representations or other materials, forward- looking projections, estimates or other expressions of view as to future circumstances made available by the Borrower to the Lender (collectively, “Forward Looking Information”) are based on reasonable assumptions in light of the circumstances under which such assumptions are made as to all factual and legal matters material to the estimates therein. There is no fact known to any Loan Party which such Loan Party has not disclosed to Lender in writing which, or the failure to disclose which, would reasonably be expected to have a Material Adverse Effect. 3.19 Security Agreement. The Security Agreement creates in favor of the Lender legal, valid, continuing and enforceable security interests in the Collateral, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Upon filing of Uniform Commercial Code financing statements and/or the obtaining of “control” (as defined in the Uniform Commercial Code), the Lender will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document (including without limitation the proceeds of such Collateral subject to the limitations relating to such proceeds in the Uniform Commercial Code) or by obtaining control, under the Uniform Commercial Code (in effect on the date this representation is made) in each case prior and superior in right to any other Person, except for Liens permitted under Section 5.2 and Permitted Liens which, in each case, shall not have a prior or superior right in the Collateral than the security interests created by the Security Agreement. 30 SECTION 4. Affirmative Covenants of the Loan Parties. Each of the Loan Parties covenants and agrees that so long as any of the Obligations (other than indemnity obligations that survive the termination of the Agreement) remain outstanding, that it shall, as applicable: 4.1 Financial Statements. (a) provide, or shall cause to be provided, to the Lender, as soon as available but in any event no later than July 31, 2026, the audited financial statements for the Borrower for the year ending December 31, 2025; and (b) without duplication, provide, or shall cause to be provided, to the Lender, as soon as available but in any event no later than (x) seventy-five (75) days after the end of each of the first three fiscal quarters of each fiscal year, and (y) one hundred twenty (120) days after the fiscal year, a consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal quarter or year (as applicable), and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter or year (as applicable) all in reasonable detail and prepared in accordance with GAAP (subject, in the case of quarterly statements, to usual year-end adjustments and the absence of full notes and deferred tax disclosure) together with a certification from an officer of the Borrower that such statements fairly present, in all material respects, the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its consolidated Subsidiaries in accordance with GAAP and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. 4.2 Notice; Requested Information. Provide to the Lender, (a) promptly after the commencement thereof, or, if later, upon receipt by any Loan Party of notice thereof, notice of all actions, suits, and proceedings before any Governmental Authority affecting any Loan Party, its Subsidiaries or any of their respective assets, in each case that has a claim for damages in excess of $250,000 or that could otherwise result in a cost, expense or loss to such Loan Party or its Subsidiaries in excess of $250,000; (b) immediate written notice of any Default, Event of Default, any event or circumstance that could reasonably be expected to have a Material Adverse Effect; (c) such other information respecting the business, operations, or property of the Loan Parties and their Subsidiaries, financial or otherwise, as the Lender may reasonably request; (d) promptly upon receipt thereof, copies of all material notices and documents delivered to or by any Loan Party or its Subsidiaries pursuant to the Merger Agreement; and (e) upon the Lender’s reasonable request, such other reasonably available information or documents with respect to any FCC licensed broadcast station or FCC Licenses; provided, that valuation information with respect to the FCC licensed broadcast stations shall only be required following the occurrence of a Merger Agreement Termination Event. 31 4.3 Conduct of Business; Maintenance of Existence and Licenses. Preserve, renew and maintain: (a) in full force and effect, its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with their respective organizational documents; (b) in full force and effect and protect and defend, other than as permitted in accordance with Section 5.6, all FCC Licenses in the ordinary course of business consistent with past practice in all material respects; and (c) all of its material tangible properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and make all necessary repairs thereto and renewals and replacements thereof, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 4.4 Compliance with Laws and Regulations; Maintenance of Licenses. Comply with: (a) all Applicable Laws in all material respects; (b) and require all of its Subsidiaries to comply in all material respects with, all federal, state, and local laws and regulations, which are applicable to the operations and property of such Loan Party and its Subsidiaries and maintain all related permits necessary for the ownership and operation of such Loan Party’s and its Subsidiaries’ property and business; (c) the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in any other applicable jurisdiction in the conduct of its business and maintain policies and procedures designed to promote and achieve compliance with such laws; and (d) all FCC media ownership rules set forth in Note 2 to 47 C.F.R. § 73.3555. 4.5 Payment of Liabilities and Taxes. Pay all: (a) material obligations as they become due; (b) property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, such Loan Party’s and its Subsidiaries’ personal property, equipment and inventory (other than taxes the amounts of which are not material and do not constitute a Lien on such Loan Party’s or its Subsidiaries’ property that is not a Permitted Lien), except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP, have been set aside for the payment thereof. 4.6 Contractual Obligations. Comply in all material respects with any Contractual Obligation to which such Loan Party is a party. 32 4.7 Insurance. Maintain, at its own expense, insurance (including, without limitation, comprehensive general liability and property insurance) with respect to the real and personal property of such Loan Party and its Subsidiaries in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any Governmental Authority, contracts to which each Loan Party and its Subsidiaries is a party, or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and otherwise in amounts and with carriers reasonably acceptable to the Lender; provided, that, within thirty (30) days after the Effective Date (or such longer period of time as the Lender may permit in its discretion), such Loan Party shall deliver, or cause to be delivered, to the Lender certificates of insurance and endorsements, in form and substance reasonably satisfactory to the Lender, evidencing that the Lender has been named as the loss payee with respect to all insurance relating to loss of any Collateral and included as an additional insured under each general liability policy. 4.8 Use of Loan Proceeds. Use the Loan Proceeds to (a) repay in full, in cash, and fully satisfy all non-contingent obligations, including all related accrued interest and fees, under the Existing Spectrum Notes on the Effective Date, (b) consummate the Equity Repurchase and (c) pay Approved Costs and other legal and other closing costs associated with the Loan. 4.9 Inspection. Permit the Lender access to the Collateral and otherwise provide such information as the Lender shall reasonably request. 4.10 Further Assurances. (a) promptly, upon the reasonable request of the Lender, and at such Loan Party’s expense, execute, acknowledge and deliver, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of any Loan Document or otherwise necessary or deemed by the Lender reasonably desirable for the continued validity, enforceability, perfection and first priority of the Liens on the Collateral covered thereby subject to no other Liens except Permitted Liens, or obtain any consents or waivers as may be necessary or appropriate in connection therewith; and (b) deliver or cause to be delivered to the Lender from time to time such other documentation, instruments, consents, authorizations and approvals, in form and substance reasonably satisfactory to the Lender, as the Lender shall reasonably deem necessary or advisable to perfect or maintain the validity, enforceability, perfection and first priority of the Liens on the Collateral pursuant to the Security Agreement. Upon payment in full, in cash, to Lender by the Borrower of all of the outstanding Obligations of the Loan Parties under the Loan Documents, the Lender shall take all action and execute and deliver all documents to immediately discharge and release all Liens granted under the Security Agreement. 4.11 Deposit Account Control and Related Agreements. Promptly (and, in any event no later than forty five (45) days after the Effective Date or, in respect of new deposit or securities accounts, forty five (45) days after the date on which the new deposit or securities account is opened or acquired, or, in each case, such longer period of time as the Lender may permit in its discretion), deliver to the Lender, (i) executed account control agreements (the “Deposit Account

33 Control Agreements”) in form and substance reasonably satisfactory to the Lender with respect to any deposit or securities account, whether existing as of, or opened or acquired after, the Effective Date, of any Loan Party that is not an Excluded Account and (ii) executed landlord waivers in form and substance reasonably satisfactory to the Lender with respect to each property identified in Schedule 4.11 (provided that, notwithstanding anything to the contrary, the Loan Parties shall not be deemed to have breached their obligations under this clause (ii) to the extent that they are using their reasonable best efforts to obtain such executed landlord waivers). SECTION 5. Negative Covenants. Each Loan Party covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of the Lender: 5.1 Indebtedness. Incur any Indebtedness other than Permitted Indebtedness and accounts payable incurred in the ordinary course on customary terms (it being understood that (x) the accrual or accretion of interest or payments in kind (and not in cash) or (y) any extension of scheduled date of maturity of any loan or Indebtedness (which is Permitted Indebtedness) pursuant to any instrument, agreement, document or letter, shall, in each case, not be deemed to be an incurrence of Indebtedness). 5.2 Liens. Permit a Lien of any kind to attach to, or be imposed upon, any of the Collateral, except for Permitted Liens. 5.3 Restricted Payments. Make or pay or declare any dividend or distribution (whether in cash, securities or other property) with respect to any Equity Interests in, or subordinated Indebtedness of, any Loan Party, or any payment (whether in cash, securities or other property) including any sinking fund or similar deposit, on account of the purchase, redemption, defeasance, retirement, acquisition, cancellation or termination of any such Equity Interest in, or subordinated Indebtedness of, any such Loan Party or of any option, warrant or other right to acquire any such Equity Interest in, or subordinated Indebtedness of, any such Loan Party, or any tax distributions, or other such payments to an Affiliate of any such Loan Party. 5.4 Subsidiaries. Directly or indirectly form a Subsidiary unless, within five (5) Business Days of such formation, such Subsidiary shall join this Agreement, the Security Agreement and the other Loan Documents as a Guarantor and shall grant a first priority security interest and lien in substantially all of its assets, including any Collateral. 5.5 Sale of Assets. Permit or cause, whether directly or indirectly, or in a single transaction or series of transactions, the sale, lease, conveyance or other disposition of any assets of such Loan Party or its Subsidiaries, except (A) transfers, assignments or sales by the Loan Parties pursuant to the terms of contracts or agreements as in effect on the date of this Agreement, in each case as listed on Schedule 5.5 hereto, (B) sale of inventory, equipment or other tangible assets that are no longer used or useful in the conduct of business of the Loan Parties, not to exceed (x) $50,000 for any such sale or series thereof and (y) $500,000, in the aggregate, for all such sales, (C) transfers between and among the Loan Parties, or (D) sales, transfers or assignments of non- strategic assets, not to exceed (x) $50,000 for any such sale, transfer, assignment, or series thereof and (y) $500,000, in the aggregate, for all such sales, transfers and assignments. 34 Notwithstanding anything in this Agreement to the contrary, (i) the Loan Parties shall not, and shall not permit any of their Subsidiaries to (x) directly or indirectly transfer, by means of contribution, sale, assignment, lease or sublease, license or sublicense, or other disposition of any kind (including, for the avoidance of doubt, as an Investment, pursuant to Section 5.3 or pursuant to this Section 5.5), any Material Assets or (y) permit any Person other than a Loan Party to license or own any interest in any Material Assets owned by such Loan Party, and (ii) no Material Assets shall be contributed as an Investment or distributed pursuant to Section 5.3 to any Subsidiary other than a Loan Party. 5.6 Dispositions of Collateral; FCC Licenses. Sell, assign, transfer, lease, dispose of, attempt to dispose of, modify, amend or abandon the Collateral or the FCC Licenses and all rights in, under or relating to any FCC Licenses to the fullest extent permitted by Applicable Laws, except (x) to the extent mandated by the FCC pursuant to a consent decree, agreement or order entered into with the FCC after the date of this Agreement and approved by the Lender or otherwise applicable to other similarly situated holders of FCC licenses or (y) with respect to routine FCC applications for Special Temporary Authority; provided that the Loan Parties may modify an FCC License if (i) such modification is done in the ordinary course of business and consistent with past practice, (ii) in the good faith determination of the Loan Parties, such modification would reasonably be expected to not materially decrease the value of such FCC License, and (iii) upon at least three (3) Business Days’ prior written notice, Lender does not notify the Loan Parties of any disagreement with the proposed modification or such provided disagreement is unreasonable; and provided further, that the Loan Parties may, with the consent of the Lender in its reasonable discretion (not to be unreasonably withheld), upon at least five (5) Business Days’ prior written notice, (i) submit to the FCC for voluntary cancellation, in the ordinary course of business and consistent with past practice, any FCC License that is either a silent license or a construction permit and which, in the good faith determination of the Loan Parties, either (x) has a nominal value (taking into account the intended use of such FCC License to any Loan Party) or (y) is duplicative with other FCC Licenses owned by the Loan Parties; or (ii) exchange an FCC License that is a silent license or a construction permit and any assets related to such FCC License for assets in an amount not less than the fair market value of the FCC License and related assets being exchanged, in each case in the ordinary course of business and consistent with past practice and subject to an aggregate cap of $500,000 in fair market value of all such exchanged FCC Licenses (together with the fair market value of any assets related to such FCC Licenses), in the case of clause (i) or (ii) if such transaction exceeds $100,000, as determined by the board of directors of the applicable Loan Party. 5.7 Loans; Investments; Etc. Make or permit to remain outstanding any loan, advance, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase or own any Equity Interests, bonds, notes, debentures or other debt securities of or make any other investment in, any Person or enter into any partnership, limited liability company or joint venture in any other Person (all of the foregoing, “Investments”) other than (i) Investments made pursuant to operating agreements entered into with (x) the Lender or (y) an Affiliate of the Lender, to which the Lender has consented, and (ii) the Equity Repurchase. 5.8 Fundamental Changes. In any single transaction or series of transactions, directly or indirectly (1) wind up its affairs, liquidate or dissolve; (2) be a party to any merger or 35 consolidation (other than pursuant to the Merger Agreement); or (3) sell, convey, transfer or otherwise dispose of all or substantially all of its assets. 5.9 Ordinary Course of Business. Operate outside the ordinary course of business consistent with past practice (it being understood and agreed that, for the avoidance of doubt, the ordinary course of the Loan Parties’ business consistent with past practice includes the consummation of acquisitions of broadcasting businesses and assets and related businesses and assets) or make any investment in, or acquire all or substantially all of the assets of any other person or entity (including, without limitation, any Subsidiary) outside the ordinary course of business consistent with past practice (it being understood and agreed that, for the avoidance of doubt, the ordinary course of the Loan Parties’ business consistent with past practice includes the consummation of acquisitions of broadcasting businesses and assets and related businesses and assets); provided that (i) to the extent that any such acquisition or investment is proposed to result in any Loan Party owning a Subsidiary that is not party to this Agreement and the Loan Documents, within ten (10) Business Days of such acquisition or investment, such Subsidiary shall join this Agreement and the other Loan Documents as a Guarantor and shall grant a first priority security interest and Lien in substantially all of its assets, including any Collateral, and (ii) no joint venture may be entered into in connection with any acquisition or investment otherwise permitted hereunder. 5.10 Affiliate Transactions. Enter into or permit to exist any transaction or series of transactions (including, but not limited to, the purchase, sale, lease or exchange of property, the making of any investment, the giving of any guaranty, the assumption of any obligation or the rendering of any service) with any of its Affiliates (other than transactions between the Loan Parties); provided that the restrictions in this Section 5.10 shall not apply to: (i) any sale or disposition of silent licenses and/or construction permits permitted by Section 5.5 or Section 5.6 that are on terms no less favorable to such Loan Party than those that could be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate (as determined by the board of directors of the Borrower) and in connection therewith such Loan Party provides written notice to the Lender at least five (5) Business Days prior to the consummation of such transaction (which notice shall include all material terms and conditions of such transaction), (ii) any other transaction or series of transactions approved by the Lender, (iii) the agreements set forth in Schedule 5.10 (to the extent performed in accordance with past practice), (iv) operating agreements entered into with (x) the Lender or (y) an Affiliate of the Lender, to which the Lender has consented, and (v) reimbursement of expenses in the ordinary course of business and in accordance with past practice, including reimbursement of expenses associated with employee-benefit plans, travel expenses incurred on any shared corporate card programs, shared facility costs, overhead expenses associated with shared office space and financial systems resources, and professional service fees. 5.11 Preservation of the Collateral. Take any action, or knowingly omit to take any action, which action or omission could reasonably be expected to have the result of materially impairing the perfection or priority of the security interest with respect to the Collateral for the benefit of the Lender. 36 5.12 ERISA. Except as could not reasonably be expected to have a Material Adverse Effect, establish, commence making contributions to (or become obligated to make contributions to), or permit any ERISA Affiliate to do any of the foregoing with respect to, any ERISA Plan. 5.13 Anti-Bribery Laws; Other Regulations. Directly or indirectly use the net Loan Proceeds for any purpose which could cause a violation by any Loan Party of the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in any other applicable jurisdiction. 5.14 Name and Location; Entity Form or Jurisdiction. Change its legal name, form of legal entity, or jurisdiction of organization. 5.15 Modification of Organizational Documents. Enter into any Supplement to or terminate any of its Organizational Documents or waive any material provisions thereof or grant any material consents thereunder, or permit any amendment to, or termination of any of its Organizational Documents if such Supplement, termination, waiver, consent or amendment would have an adverse effect on the Lender or the ability of Borrower or any Guarantor to perform its obligations hereunder or would reasonably be expected to be adverse to the interests of the Lender. 5.16 Material Agreements . Except (i) as set forth on Schedule 5.16, (ii) solely prior to the occurrence of a Merger Agreement Termination Event, in the ordinary course of business consistent with past practice or (iii) for any non-renewal, cancellation or termination of any Material Agreement by any counterparty thereto, enter into, waive, amend, terminate, replace or otherwise modify any term or provision of any Material Agreement to which such Person is a party or pursuant to which such Person’s property or assets is bound in any manner; provided, that such Loan Party will provide written notice to the Lender of any non-renewal, cancellation or termination of any Material Agreement by any counterparty thereto within 10 days. 5.17 Channel Sharing Agreements. Permit any Affiliate that is not a Loan Party to be a party to any Channel Sharing Agreement other than as set forth on Schedule 5.17. SECTION 6. Passive Holding Company. Intermediate Holdco covenants and agrees that it shall not, without the prior written consent of the Lender, conduct, transact or otherwise engage in any business or operations other than (i) the ownership and/or acquisition of the Equity Interests of the Borrower, (ii) the maintenance of its legal existence, including the ability to incur fees, costs and expenses relating to such maintenance (it being understood that the Borrower shall at all times be a corporation or a limited liability company organized under the laws of the United States, any state thereof or the District of Columbia), (iii) participating in tax and accounting matters, (iv) the performance of its obligations under and in connection with the Loan Documents, (v) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying taxes, and (vi) providing indemnification to officers and members of its board of directors. SECTION 7. Events of Default. The term “Event of Default” shall mean, whenever it is used in this Agreement, any one or more of the following events (and the term “Default” whenever it is used herein, means any one or more of the following events, whether or not any requirement for the giving of notice, the lapse of time, or both has been satisfied):

37 7.1 Payment of Obligations. The failure of the Borrower to pay, in accordance with the terms of this Agreement, (i) any principal on the Loan on the date that such sum is due (including any principal due in respect of a mandatory prepayment under Section 2.6(b) hereof); (ii) any interest or fee due and owing to Lender on the date that such sum is due; or (iii) within five (5) days after the date that such sum is due, any other amount, cost, charge or other sum due under this Agreement or any other Loan Document. 7.2 Failure to Perform Provisions of Loan Documents. (a) The failure of the Borrower to perform, observe or comply with Section 4.8 or Section 5; provided that, with respect to any failure to perform, observe or comply with Section 5.11 or Section 5.12, no Event of Default shall arise under this Section 7.2(a) if such failure is cured or waived by the Lender within a period of five (5) Business Days following written notice to the Borrower from the Lender of such failure or the date the Borrower otherwise becomes aware of such failure. (b) The failure of the Borrower to perform, observe or comply with any of the provisions of this Agreement, other than those covered by Sections 7.1 and 7.2(a) above, and such failure is not cured to the satisfaction of the Lender within a period of fifteen (15) days. (c) Except as provided under Sections 7.1, 7.2(a) or 7.2(b), the Borrower or any other Loan Party fails to perform or observe any other covenant, term, condition or agreement contained in any of the Loan Documents to which it is a party, and such failure continues beyond either of (i) any applicable cure period in such Loan Document, or (ii) if there is no applicable cure period in such Loan Document, a period of five (5) Business Days following written notice to the Borrower from the Lender of such failure or the date the Borrower otherwise becomes aware of such failure. 7.3 Representations and Warranties. If any representation or warranty of any Loan Party contained herein or in any other Loan Document or any statement or representation made in any certificate by any Loan Party pursuant to this Agreement or any of the other Loan Documents shall prove to be false, incorrect or misleading in any material respect on the date as of which it was made; provided that, prior to the occurrence of a Merger Agreement Termination Event, no Event of Default shall arise under this Section 7.3 if such false, incorrect or misleading representation or warranty is cured to the satisfaction of the Lender within a period of five (5) Business Days following written notice to the Borrower from the Lender thereof or the date the Borrower otherwise becomes aware thereof. 7.4 Unenforceability of Loan Documents; Impairment of Security Interests. At any time after the execution and delivery thereof, (a) any material provision of any Loan Document shall cease to be in full force and effect or any Loan Party shall make any assertion or claim to such effect or any Loan Document or material provisions thereof shall be declared null and void by a Governmental Authority of competent jurisdiction or (b) if there shall occur any loss of perfection, first priority status or enforceability of the security interest of the Lender in any of the Collateral, except to the extent solely as a result of acts or omissions of the Lender or the incurrence of Permitted Liens. 38 7.5 Default under Other Indebtedness. If any Loan Party shall default (a) in any payment of any Indebtedness owing to any other Person(s) in an aggregate principal amount in excess of one hundred thousand dollars ($100,000), beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, or (b) in the observance or performance of any other material agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, beyond the period of grace, if any, provided in such instrument or agreement and the effect of which default or other event is to cause or to permit the holder of such Indebtedness to cause, with the giving of notice, if required, such Indebtedness to become due prior to its stated maturity, except to the extent the amount or validity of any such Indebtedness owing to any Person other than the Lender is contested in good faith by appropriate proceedings, so long as adequate reserves have been set aside therefor. 7.6 Liquidation, Termination, Dissolution, Etc. Any Loan Party shall liquidate, dissolve or terminate its existence. 7.7 Bankruptcy. A Bankruptcy Event shall occur with respect to (i) any Loan Party (solely with respect to this clause (i), a “Bankruptcy Event of Default”), (ii) the Ultimate Parent or (iii) without duplication, any Subsidiary of the Ultimate Parent which owns, directly or indirectly, any Equity Interests in the Borrower. 7.8 Judgments. One or more judgments or decrees shall be entered against any Loan Party involving, in the aggregate, liability in excess of one hundred thousand dollars ($100,000), and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days after the entry thereof; provided that, for purposes of determining the aggregate liability under this Section 7.8, there shall be excluded any judgment or decree (or portion thereof) to the extent covered by an insurance policy in effect on the date of such judgment or decree under which the insurer has acknowledged coverage of such judgment or decree in writing. 7.9 Change of Control. A Change of Control shall occur, unless Lender provided a written consent approving such Change of Control. 7.10 ERISA. Except as could not reasonably be expected to result in a Material Adverse Effect, a Reportable Event shall have occurred with respect to any ERISA Plan. 7.11 Event of Default or Acceleration under Innovate Notes. Any “Event of Default,” as defined in any Innovate Notes (an “Innovate Event of Default”), shall occur; provided that, solely with respect to any such Innovate Event of Default (other than (x) any default in the payment of principal, interest or other amounts when due under the Innovate Notes or (y) any bankruptcy, insolvency or similar event with respect to Ultimate Parent or any other obligor under the Innovate Notes), such Innovate Event of Default shall not constitute an Event of Default hereunder unless and until such Innovate Event of Default remains uncured or unwaived for a period of fifteen (15) Business Days after its occurrence. For the avoidance of doubt, any acceleration of the Innovate Notes shall constitute an immediate Event of Default hereunder without any cure period. 39 7.12 Material Adverse Effect. Solely following the occurrence of a Merger Agreement Termination Event, any Material Adverse Effect shall occur. Notwithstanding any other provision of this Agreement, prior to the occurrence of a Merger Agreement Termination Event, no Event of Default (other than an Event of Default arising pursuant to Section 7.7) shall be deemed to have occurred unless (x) the Lender has provided notice of such failure to the Borrower, (y) such failure remains uncured for a period of thirty (30) days following delivery of such notice (which such period shall run concurrently with any applicable cure period hereunder and not in addition thereto) and (z) such failure has not been waived by the Lender (provided that any such waiver shall prevent an Event of Default from being deemed to have occurred only for so long as such waiver remains in effect). For the avoidance of doubt, an Event of Default arising under Section 7.7 may give rise to the exercise of rights and remedies under Section 8, including acceleration of the Obligations, prior to the occurrence of a Merger Agreement Termination Event without regard to the foregoing sentence. SECTION 8. Rights and Remedies. 8.1 Rights and Remedies. Subject to the last paragraph of Section 7, after the disbursement of the Initial Advance, if any Event of Default shall occur and be continuing, the Lender may declare the unpaid principal amount of the Loan together with accrued and unpaid interest thereon and any other Obligations then outstanding to be immediately due and payable, whereupon the same shall become and be forthwith due and payable by the Borrower to the Lender, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower; provided, that, in the case of any Bankruptcy Event of Default, the unpaid principal amount of the Loan, together with accrued and unpaid interest thereon, the Yield Protection Premium and all other Obligations then outstanding, shall be automatically and immediately due and payable by the Borrower to the Lender without notice, presentment, demand, protest or other action of any kind, all of which are expressly waived by the Borrower. Upon the occurrence and during the continuation of any Event of Default, in each and every case, the Lender shall be entitled to exercise in any jurisdiction in which enforcement thereof is sought, all rights and remedies available to the Lender under the other provisions of this Agreement and the other Loan Documents, the rights and remedies of a secured party under the Uniform Commercial Code with respect to the Collateral and all other rights and remedies available to the Lender under Applicable Law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently. 8.2 Remedies under Loan Documents. Subject to the last paragraph of Section 7, if any Event of Default shall occur and be continuing, without being limited by any of the foregoing, Lender may exercise any and all rights and remedies available to it under any of the Loan Documents, including judicial or non-judicial foreclosure or public or private sale of any of the Collateral. 8.3 Default Rate. Notwithstanding the entry of any decree, order, judgment or other judicial action, or anything to the contrary herein, upon the occurrence of an Event of Default hereunder, the outstanding principal amount of the Note and all other monetary Obligations outstanding or becoming outstanding while such Event of Default exists shall bear interest from the date of such Event of Default until such Event of Default has been cured to the satisfaction of 40 the Lender, at a rate that is two percent (2.00%) per annum in excess of the interest rate then otherwise payable under this Agreement with respect to the Loan (the “Default Rate”), irrespective of whether or not, as a result thereof, the Note or any of the Obligations have been declared due and payable or the maturity thereof accelerated. The Borrower shall on demand from time to time pay such interest to the Lender and the same shall be a part of the Obligations hereunder. 8.4 Liens, Set-Off. As security for the payment and performance of the Obligations, the Borrower hereby grants to the Lender a continuing security interest and lien on, in and upon all Indebtedness owing to, and all deposits (general or special), credits, balances, monies, securities and other property (with respect to the FCC Licenses, to the fullest extent that the creation of a security interest is permitted in such licenses under the Applicable Laws, including all rights against third parties under or relating to any FCC Licenses and all proceeds from the sale, lease, assignment or transfer of any FCC Licenses to a third party) of, the Borrower and all proceeds thereof, both now and hereafter held or received by, in transit to, or due by, the Lender. In addition to, and without limitation of, any rights of the Lender under Applicable Laws, if any Event of Default occurs, the Lender may, to the fullest extent permitted by Applicable Law, at any time and from time to time thereafter, without notice to the Borrower, set-off, hold, segregate, appropriate and apply at any time and from time to time thereafter all such Indebtedness, deposits, credits, balances (whether provisional or final and whether or not collected or available), monies, securities and other property (with respect to the FCC Licenses, to the fullest extent that the creation of a security interest is permitted in such licenses under the Applicable Laws, including all rights against third parties under or relating to any FCC Licenses and all proceeds from the sale, lease, assignment or transfer of any FCC Licenses to a third party) toward the payment of all or any part of the Obligations in such order and manner as the Lender in its sole discretion may determine and whether or not the Obligations or any part thereof shall then be due or demand for payment thereof made by the Lender. 8.5 Enforcement Costs. The Borrower agrees to pay to the Lender on demand (a) all Enforcement Costs paid, incurred or advanced by or on behalf of the Lender and (b) interest on such Enforcement Costs from the date paid, incurred or advanced until paid in full, at a per-annum rate of interest equal at all times to the Default Rate. As used herein, the term “Enforcement Costs” shall mean and include, collectively, all out-of-pocket expenses, charges, recordation or Other Taxes, costs and fees (including all fees, charges and expenses of internal or external counsel) of any nature whatsoever advanced, paid or incurred by or on behalf of the Lender in connection with the enforcement of this Agreement or the other Loan Documents, including without limitation, (i) the collection of the Obligations, (ii) the enforcement of this Agreement or any of the other Loan Documents, (iii) the creation, perfection, maintenance, preservation, defense, protection, realization upon, disposition, collection, sale or enforcement of all or any part of the Collateral, and (iv) the exercise by the Lender of any rights or remedies available to it under the provisions of this Agreement or any of the other Loan Documents. All Enforcement Costs, with interest as above provided, shall be a part of the Obligations hereunder. 8.6 Application of Proceeds. Any proceeds of the collection of the Obligations and/or the sale or other disposition of the Collateral will be applied by the Lender to the payment of Enforcement Costs, and any balance of such proceeds (if any) will be applied by the Lender to the payment of the remaining Obligations (whether then due or not), at such time or times and in such order and manner of application as the Lender may from time to time in its sole discretion

41 determine, and any remaining balance shall be paid to the Borrower. If the sale or other disposition of the Collateral fails to satisfy all of the Obligations, the Borrower shall remain liable to the Lender for any deficiency. 8.7 Remedies, Etc.; Cumulative. Each right, power and remedy of the Lender, as provided for in this Agreement or in the other Loan Documents, or now or hereafter existing under Applicable Laws or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing under Applicable Laws or otherwise, and the exercise, or beginning of the exercise, by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies. 8.8 No Waiver, Etc. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of the other Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement, or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Loan Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Loan Documents, or to declare an Event of Default for failure to effect such prompt payment of any such other amount. The payment by the Borrower or any other Person and the acceptance by the Lender of any amount due and payable under the provisions of this Agreement or the other Loan Documents at any time during which an Event of Default exists shall not in any way or manner be construed as a waiver of such Event of Default by the Lender or preclude the Lender from exercising any right, power or remedy consequent upon such Event of Default. 8.9 FCC Compliance. Notwithstanding anything to the contrary contained herein or in any other Loan Document, no party hereto shall take any actions hereunder that would constitute or result in a transfer or assignment of any FCC License or a change of control over such FCC License requiring the prior approval of the FCC without first obtaining such prior approval of the FCC. In addition, the parties acknowledge that, solely to the extent required under Applicable Laws, the voting rights of any Equity Interests shall remain with the relevant Loan Party even upon the occurrence and during the continuance of an Event of Default until the FCC shall have given its prior consent to the exercise of stockholder rights by a purchaser at a public or private sale of such equity interests or the exercise of such rights by the Lender or by a receiver, trustee, conservator or other agent duly appointed pursuant to Applicable Laws. 8.10 Payment of Yield Protection Premium. Notwithstanding anything in this Agreement to the contrary, the Yield Protection Premium shall automatically be due and payable, in accordance with the definition thereof, at any time the Obligations become due and payable prior to the Maturity Date, whether due to a prepayment or repayment prior to the Maturity Date or as a result of an acceleration following (x) any Event of Default arising pursuant to Section 7.7 or (y) following the occurrence of a Merger Agreement Termination Event, any other Event of Default, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lender or profits lost by the Lender as a result of such acceleration, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages 42 of the Lenders as a result thereof. Any Yield Protection Premium payable pursuant to this Agreement shall be presumed to be the liquidated damages sustained by the Lender as the result of the early termination, acceleration or prepayment and each Loan Party agrees that such Yield Protection Premium is reasonable under the circumstances currently existing. The Yield Protection Premium shall also be payable in the event the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means or the Obligations are reinstated pursuant to Section 1124 of the Bankruptcy Code of the United States. If the Yield Protection Premium becomes due and payable pursuant to this Agreement, such Yield Protection Premium shall be deemed to be principal of the Loans and Obligations under this Agreement and interest shall accrue on the full principal amount of the Loans (including the Yield Protection Premium) from and after the applicable triggering event. In the event the Yield Protection Premium is determined not to be due and payable by order of any court of competent jurisdiction, including by operation of the Bankruptcy Code of the United States, despite such a triggering event having occurred, such Yield Protection Premium, shall nonetheless constitute Obligations under this Agreement for all purposes hereunder. EACH LOAN PARTY HEREBY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE YIELD PROTECTION PREMIUM AND ANY DEFENSE TO PAYMENT, WHETHER SUCH DEFENSE MAY BE BASED IN PUBLIC POLICY, AMBIGUITY, OR OTHERWISE. The Loan Parties and the Lender acknowledge and agree that any Yield Protection Premium due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under Section 502(b)(3) of the Bankruptcy Code of the United States or otherwise. Each Loan Party further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation. Each Loan Party expressly agrees that (i) the Yield Protection Premium is reasonable and the product of an arm’s-length transaction between sophisticated business people, ably represented by counsel, (ii) the Yield Protection Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made, (iii) there has been a course of conduct between the Lender and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Yield Protection Premium, (iv) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this Section 8.10, (v) their agreement to pay the Yield Protection Premium is a material inducement to the Lender to make the Loans, and (vi) the Yield Protection Premium represents a good faith, reasonable estimate and calculation of the lost profits, losses or other damages of the Lender and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Lender or profits lost by the Lender as a result of such event. SECTION 9. Miscellaneous. 9.1 Course of Dealing; Amendment. No course of dealing between the Lender and the Borrower shall be effective to amend, modify or change any provision of this Agreement or the other Loan Documents. The Lender shall have the right at all times to enforce the provisions of this Agreement and the other Loan Documents in strict accordance with the provisions hereof and thereof, notwithstanding any conduct or custom on the part of the Lender in refraining from so doing at any time or times. The failure of the Lender at any time or times to enforce its respective rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or the 43 other Loan Documents or as having in any way or manner modified or waived the same. This Agreement and the other Loan Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed with the unanimous written consent of the Lender and the Borrower. 9.2 Waiver of Event of Default. The Lender may, at any time and from time to time, execute and deliver to the Borrower a written instrument waiving, on such terms and conditions as the Lender may specify in such written instrument, any of the requirements of this Agreement or of the other Loan Documents or any Event of Default or Default and its consequences, provided, that any such waiver shall be for such period and subject to such conditions as shall be specified in any such instrument. In the case of any such waiver, the Borrower and the Lender shall be restored to their former positions prior to such Event of Default or Default and shall have the same rights as they had hereunder prior thereto. No such waiver shall extend to any subsequent or other Event of Default or Default, or impair any right consequent thereto, and shall be effective only in the specific instance and for the specific purpose for which given. 9.3 Notices. All notices to or upon the parties to this Agreement, required or permitted hereunder, shall be given by delivery to a nationally recognized overnight express courier service which provides a receipt for delivery, or by certified mail, postage prepaid, return receipt requested, or by electronic mail transmission, addressed to the Person to whom such communication is to be given, at the following addresses: If to the Borrower: With a copy to (which shall not constitute notice): If to Intermediate Holdco: If to the other Guarantors: HC2 Broadcasting Holdings Inc. c/o Innovate Corp. 295 Madison Ave, 12th Fl New York, NY 10017 Attn: [*****] Email: [*****] Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, NY 10006 Attn: [*****] Email: [*****] HC2 Broadcasting Holdco, LLC 295 Madison Avenue, 12th Floor New York, NY 10017 Attention: [*****] Email: [*****] HC2 Broadcasting Intermediate Holdings Inc. HC2 Station Group, Inc. HC2 Broadcasting Inc. 44 With a copy to (which shall not constitute notice): If to the Lender: With a copy to: HC2 Network Inc. DTV America Corporation c/o Innovate Corp. 295 Madison Ave, 12th Fl New York, NY 10017 Attn: [*****] Email: [*****] Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, NY 10006 Attn: [*****] Email: [*****] HC2 Merger Sub, LLC c/o CONX Corp. 5701 South Santa Fe Drive Littleton, Colorado 80120 Attn: [*****] Email: [*****] Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 Attn: [*****] Email: [*****] Notices shall be deemed given the earlier to occur of (i) actual receipt by the relevant party hereto or (ii) when delivered, if by electronic mail, on the next Business Day, if by recognized overnight express courier, or on the third Business Day after deposit with the United States postal service, if by certified mail, postage prepaid, return receipt requested. Any of the persons listed above may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent, such further or different address to be effective at the later of five (5) days after notice of such further or different address is sent or the date designated in such notice. 9.4 Costs and Expenses. The Borrower agrees to pay to the Lender on demand all fees, Other Taxes, costs and expenses of whatever kind and nature, including attorneys’ fees and disbursements, which the Lender may incur or which are payable in connection with the closing and the administration of the Loan, including, without limitation, the preparation and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof, whether or not the transactions contemplated hereby or thereby shall be consummated, the recording or filing of any and all of the Loan Documents and obtaining lien searches, appraisals, consultant reports, audits, and title

45 insurance policies. All such fees, costs, and Other Taxes shall be a part of the Obligations hereunder. 9.5 Applicable Law; Consent to Jurisdiction. This Agreement and the other Loan Documents have been delivered to and accepted by the Lender and will be deemed to be made in the State of New York. This Agreement and any other Loan Document (unless otherwise expressly provided for therein), and the rights and obligations of the parties hereunder and thereunder shall be governed by and determined in accordance with the laws of the State of New York, without reference to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), both in interpretation and performance, provided, that the law governing perfection, the effect of perfection or nonperfection, and the priority of security interests, shall be determined in accordance with Part 3 of Title 9 of the Uniform Commercial Code. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Lender in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Laws, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Laws, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 9.6 Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THE LOAN, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE LENDER OR THE BORROWER. EACH PARTY HERETO CERTIFIES (A) THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BORROWER AND THE LENDER TO ENTER INTO THIS AGREEMENT. 46 9.7 Assignment and Participations. The Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. The Lender may, only upon and after the occurrence of a Merger Agreement Termination Event and with the prior written consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed), and subject to any applicable communications laws, sell, assign or transfer to any Person or Persons, all or any part of the Obligations or all or any part of the Loan Documents and each such Person or Persons shall have the right to enforce the provisions of the Loan Documents and any of the Obligations as fully as the Lender, provided, that the Lender shall continue to have the unimpaired right to enforce the provisions of the Loan Documents and any of the Obligations as to so much of the Loan Documents and/or the Obligations that it has not sold, assigned or transferred; provided, further, that any purported sale, assignment or transfer by the Lender prior to the occurrence of a Merger Agreement Termination Event shall be void ab initio; provided, further, that notwithstanding anything to the contrary in this Section 9.7, no consent of the Borrower shall be required for any assignment following the occurrence and during the continuance of (x) any Event of Default arising pursuant to Section 7.1 or Section 7.7 or (y) following a Merger Agreement Termination Event, any other Event of Default. Additionally, subject to the last sentence of this Section 9.7 and any applicable communications laws, the Lender may sell or grant to any other Person or Persons participations in all or any part of the Obligations or all or any part of the Loan Documents. In connection with and prior to and after any such sale, transfer, assignment or participation, the Lender may disclose and furnish to any prospective or actual purchaser, transferee, assignee or participant, any and all reports, financial statements and other information obtained by the Lender at any time and from time to time in connection with the Obligations, any of the Loan Documents or otherwise, provided, that all recipients of such information have agreed to maintain the confidentiality of such information in accordance with Section 9.20 hereof. The Borrower will fully cooperate with the Lender in connection with any assignment or participation under this Section 9.7 and will execute and deliver such consents and acceptances to any such assignment or participation or administrative amendments to the Loan Documents as may be reasonably requested by the Lender in order to effect any such assignment or participation (including, without limitation, the appointment of the Lender as agent for itself and all assignees or participants) and a new or replacement promissory note for the Note in conjunction with any such assignment or participation; provided, that the Borrower’s Obligations will not be increased by reason of any such assignment or participation. 9.8 Limitation on Liability. No claim shall be made by the Borrower against the Lender or any of its Affiliates, directors, employees, attorneys or agents, on the one hand, or by the Lender against the Borrower or any of its Affiliates, directors, employees, attorneys or agents, on the other hand, for any loss of profits, business or anticipated savings, special or punitive damages or any indirect or consequential loss whatsoever in respect of any breach or wrongful conduct (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Loan Documents or any act or omission or event occurring in connection therewith, and the Borrower and the Lender each hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. 47 9.9 Indemnification. (a) The Borrower hereby releases the Lender, each legal entity, if any, who Controls, is Controlled by or is under common Control with, the Lender, and each of their respective directors, officers, employees, attorneys and agents (each, an “Indemnified Party”) from, agrees that the Indemnified Parties shall not be liable for, and agrees to indemnify and defend the Indemnified Parties against, all liabilities, losses, damages (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor), causes of action, suits, claims, costs and expenses, demands and judgments of any nature incurred by, imposed upon or asserted against any Indemnified Party, arising out of, in connection with, or by reason of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated by any Loan Document, the performance (or failure to perform) by the parties thereto of their respective obligations under any Loan Document or the consummation of the transactions contemplated by the Loan Documents, (ii) the Loan or the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, investigation, litigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any of its Affiliates, and regardless of whether any Indemnified Party is a party thereto, provided that such indemnity shall not be available to any Indemnified Party to the extent that such claims, damages, losses, liabilities or related expenses are determined by a court of competent jurisdiction by final and non- appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party or its material breach of this Agreement. This Section 9.9(a) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (b) The Borrower shall pay all amounts due under this Section 9.9 promptly after demand therefor. (c) The provisions of this Section 9.9 shall survive the termination of this Agreement, the payment in full of the Obligations and the assignment of any rights hereunder by the Lender. 9.10 Entire Agreement. This Agreement, the other Loan Documents and any agreement, document or instrument referred to herein to which the Lender, the Borrower or other Loan Parties are parties integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings with respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall control. 9.11 No Advisory or Fiduciary Responsibility; No Partnership, Etc. (a) The Lender and the Borrower intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Agreement, the Note or in any of the other Loan Documents shall be deemed or construed to create a partnership, tenancy-in- common, joint tenancy, joint venture or co-ownership by or between the Lender and the Borrower 48 or any other Person. The Lender shall not be in any way responsible or liable for the debts, losses, obligations or duties of the Borrower or any Affiliate of the Borrower, or any other Person. (b) In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Lender are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Lender, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Lender is and has been acting solely as a principal and, except as expressly agreed in writing, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) the Lender has no obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein, in the other Loan Documents; and (iii) the Lender and its respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and the Lender has no obligation to disclose any such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby or by any other Loan Document. 9.12 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision. 9.13 Survival. All representations, warranties and covenants contained in this Agreement and in the other Loan Documents shall survive the execution and delivery of this Agreement and each other Loan Document until the termination of this Agreement (other than indemnity or other obligations that expressly survive the termination of this Agreement as stated herein or in any other Loan Document). 9.14 Binding Effect; Assignment. The provisions of this Agreement and all other Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective permitted successors and assigns. 9.15 Time of Essence. Time is of the essence in connection with all obligations of the Borrower hereunder and under all of the other Loan Documents. 9.16 Duplicate Originals and Counterparts. This Agreement and any Supplements hereto or in connection herewith may be executed in any number of duplicate counterparts, each of which shall be deemed to be an original and, all taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by

49 facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart. The words “execution,” “signed,” “signature” and words of like import in this Agreement shall be deemed to include electronic signature or electronic records, each of which shall be of the same effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York Electronic Signatures and Records Act, and any other similar state laws based on the Uniform Electronic Transactions Act. 9.17 No Third-Party Beneficiary. This Agreement is made solely and specifically by and for the benefit of the parties hereto, and their respective permitted successors and assigns, and no other Person shall have any rights, interest, or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third-party beneficiary or otherwise; provided that, for the avoidance of doubt, this Section 9.17 shall not apply to or limit in any way the rights, benefits or remedies of any Indemnified Party. 9.18 Non-Usurious Interest. Notwithstanding any provision of this Agreement to the contrary, in no event shall the interest contracted for, charged or received in connection with the Loan (including any other costs or considerations that constitute interest under Applicable Law which are contracted for, charged or received pursuant to this Agreement) exceed the maximum rate of interest allowed under Applicable Law. 9.19 Publicity. Any publicity and press release that the Borrower may wish to publish mentioning the Lender shall be subject to the Lender’s prior written approval, such approval not to be unreasonably withheld. 9.20 Confidentiality. The Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, members, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential in accordance with this Section 9.20), (b) to the extent requested or required by any regulatory authority purporting to have jurisdiction over it, (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto on a confidential basis, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) to any assignee of or participant in, or any prospective assignee of or participant in, any of the Lender’s rights or obligations under this Agreement, provided that such party is subject to a confidentiality agreement with the Lender containing substantially similar provisions as those of this Section 9.20, (g) to any current or potential source of debt, equity or other financing to the Lender, provided that such party is subject to a confidentiality agreement with the Lender containing substantially similar provisions as those of this Section 9.20, (h) with the prior written consent of the Borrower, or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 9.20 or other known confidentiality agreement or obligation or (y) becomes available to the Lender on a nonconfidential basis from a source other than the Borrower that was not known to be bound by a confidentiality agreement or obligation. 50 For purposes of this Section 9.20, “Information” means all information received from or on behalf of the Borrower or any Affiliate thereof (including, without limitation, any Guarantor) relating to any of their respective businesses or Affiliates, other than any such information that is available to the Lender on a nonconfidential basis prior to disclosure by the Borrower or such Affiliate; provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential pursuant to the immediately following paragraph. The Lender shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. 9.21 USA PATRIOT Act. The Lender hereby notifies each Loan Party that, pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “PATRIOT Act”), it is required to obtain, verify, and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow the Lender to identify such Loan Party in accordance with the PATRIOT Act, and the Borrower agrees to provide, or cause the other Loan Parties to provide, such information from time to time to the Lender. 9.22 Termination of Security Interests; Release of Collateral. Upon the repayment in full of all Obligations and the termination of all commitments of the Lender under this Agreement, the Liens on the Collateral in favor of the Lender made pursuant to the Security Agreement shall terminate. Upon any such termination or release of Collateral, the Lender will, at the expense of the Borrower, execute and deliver such documents as the Borrower may reasonably request, including, but not limited to, written authorization to file termination statements, to evidence the termination of the Lender’s security interest in and the release of such Collateral. 9.23 Headings. Paragraph headings and a table of contents have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement. (Signatures appear on the following page) [Signature Page to Loan Agreement] IN WITNESS WHEREOF, intending to be legally bound hereby, the Borrower and the Lender have each caused this Agreement to be executed and delivered as of the day and year first written above. BORROWER: HC2 BROADCASTING HOLDINGS INC., a Delaware corporation, By: Name: Les B. Levi Title: President & Chief Executive Officer Docusign Envelope ID: 79A6195F-A7C7-8F04-81D4-7914007B7A5E /s/ Les Levi [Signature Page to Loan Agreement] GUARANTORS: HC2 BROADCASTING HOLDCO, LLC, a Delaware limited liability company By: Name: Michael J. Sena Title: Chief Executive and Chief Financial Officer HC2 BROADCASTING INTERMEDIATE HOLDINGS INC., a Delaware corporation By: Name: Les B. Levi Title: President & Chief Executive Officer HC2 STATION GROUP, INC., a Delaware corporation By: Name: Les B. Levi Title: President & Chief Executive Officer HC2 NETWORK INC., a Delaware corporation By: Name: Les B. Levi Title: President & Chief Executive Officer Docusign Envelope ID: 58420988-2801-8569-8103-E6D44236A781 /s/ Michael J. Sena /s/ Les Levi /s/ Les Levi /s/ Les Levi

[Signature Page to Loan Agreement] HC2 BROADCASTING INC., a Delaware corporation By: Name: Les B. Levi Title: President & Chief Executive Officer DTV AMERICA CORPORATION, a Delaware corporation By: Name: Les B. Levi Title: President & Chief Executive Officer Docusign Envelope ID: 58420988-2801-8569-8103-E6D44236A781 /s/ Les Levi /s/ Les Levi [Signature Page to Loan Agreement] LENDER: HC2 Merger Sub, LLC, a Delaware limited liability company By: CONX Corp., its Sole Member By: Name: Kyle Jason Kiser Title: Chief Executive Officer Docusign Envelope ID: 1EA35650-9781-8233-83C9-FC59FCB5D9ED /s/ Kyle Jason Kiser